       As filed with the Securities and Exchange Commission on March 24, 2000

                                         Securities Act Registration No. 2-27769
                                        Investment Company Act File No. 811-1520
--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.    20549
--------------------------------------------------------------------------------
                                      FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Post-Effective Amendment No. 40

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                   Amendment No. 21

                            STATE FARM BALANCED FUND, INC.

            --------------------------------------------------------------
                  (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                61710
----------------------------------------------------------      -------------
           (Address of Principal Executive Offices                (Zip Code)

      Registrant's Telephone Number, including Area Code        (309) 766-2029

                                             Janet Olsen
                                             Bell Boyd & Lloyd
 Roger Joslin                                Three First National Plaza
 One State Farm Plaza                        70 West Madison St., Suite 3300
 Bloomington, Illinois 61710                 Chicago, Illinois 60602

--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)

             -----------------------------------------------------------
                    Amending Parts A, B and C, and filing exhibits

             ------------------------------------------------------------

          It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [X] on April 1, 2000 pursuant to rule 485(b)
                    [ ] 60 days after filing pursuant to rule 485(a)(1)
                    [ ] on _____________ pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [ ] on ___________ pursuant to rule 485(a)(2)

                                     [LOGO]

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

                              ONE STATE FARM PLAZA
                        BLOOMINGTON, ILLINOIS 61710-0001

        OFFERED TO THE AGENTS AND EMPLOYEES OF THE STATE FARM INSURANCE
                          COMPANIES AND THEIR FAMILIES

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                           PROSPECTUS--APRIL 1, 2000

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
INVESTMENTS, RISKS AND PERFORMANCE..........................      3
        State Farm Growth Fund..............................      3
        State Farm Balanced Fund............................      5
        State Farm Interim Fund.............................      7
        State Farm Municipal Bond Fund......................      9
HOW THE FUNDS INVEST........................................     11
        Growth Fund.........................................     11
        Balanced Fund.......................................     11
        Interim Fund........................................     12
        Municipal Bond Fund.................................     13
RISKS.......................................................     13
HOW TO BUY FUND SHARES......................................     15
        Who May Invest......................................     15
        Minimum Investments.................................     15
        How to Buy..........................................     15
        Share Price.........................................     17
HOW TO REDEEM FUND SHARES...................................     17
        Signature Guarantee.................................     20
TAX-QUALIFIED ACCOUNTS......................................     20
MANAGEMENT OF THE FUNDS.....................................     21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     22
FINANCIAL HIGHLIGHTS........................................     24


-------
     2

                       INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                             STATE FARM GROWTH FUND


WHAT IS GROWTH FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?


    OBJECTIVE.  Growth Fund seeks long-term growth of capital and income.


    PRINCIPAL INVESTMENT STRATEGIES. Growth Fund invests most of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Mutual Funds, chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains, or growth in income, or both. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in large companies.


    The Fund generally keeps stocks as long as the Manager believes that they still have the potential, over the long-term, to generate capital gain or growth in income. In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in securities of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN GROWTH FUND?


    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business and are subject to MARKET RISK. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.


    The Fund's investments in foreign securities present risks which in some ways may be greater than in U.S. investments, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices and political instability.

IS GROWTH FUND AN APPROPRIATE INVESTMENT FOR ME?

    Because of the variable nature of the stock market, Growth Fund should be considered a long-term investment, designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

HOW HAS GROWTH FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                                                         -------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990           4.33%
1991          41.88%
1992           2.12%
1993           0.55%
1994           6.02%
1995          30.69%
1996          17.16%
1997          31.11%
1998          20.34%
1999          18.72%
TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%,
    during the fourth quarter of 1998.

Worst quarter: -11.90%,
    during the third quarter of 1990.


    The following table shows the Average Annual Total Return on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 1999:



                       GROWTH FUND   S&P 500 INDEX*
                       -----------   --------------
1 year                   18.72 %        21.04 %
5 years                  23.46 %        28.55 %
10 years                 16.54 %        18.01 %


------------------------


* The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of Growth Fund. Unlike an investment in the Growth Fund, returns of the S&P 500 Index do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN GROWTH FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .11%
Distribution (12b-1) fees                 None
Other expenses                            .01%
                                          ----
Total Annual Fund Operating Expenses      .12%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year               $ 12

After 3 years              $ 39

After 5 years              $ 68

After 10 years             $154

-------
     4

                            STATE FARM BALANCED FUND


WHAT IS BALANCED FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?


    OBJECTIVE. Balanced Fund seeks income and some long-term growth of both principal and income.


    PRINCIPAL INVESTMENT STRATEGIES. Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.



    The Balanced Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.



    Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.



    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.


    The Fund may invest up to 25% of its assets in the securities of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN BALANCED FUND?


    The Fund usually invests a majority of its assets in common stocks which are subject to MARKET RISK. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.


    The Fund's investments in bonds are subject to INTEREST RATE RISK and CREDIT RISK. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

IS BALANCED FUND AN APPROPRIATE INVESTMENT FOR ME?

    The Fund might be appropriate for you if you are seeking:

- long-term growth potential;

- a substantial measure of downside protection; and

- the convenience of a balanced portfolio in a single investment.

                                                                         -------

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a short-term investment horizon and are unwilling to accept share price fluctuations.

HOW HAS BALANCED FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990           9.99%
1991          39.21%
1992           5.38%
1993           3.30%
1994           5.01%
1995          25.07%
1996          13.07%
1997          22.16%
1998          13.49%
1999           9.74%
TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 14.66%,
    during the first quarter of 1991.

Worst quarter: -7.71%,
    during the third quarter of 1990.


    The following table shows the Average Annual Total Return on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 1999:



                                               LEHMAN
                        BALANCED   S&P 500    INTERMED.
                          FUND      INDEX*     INDEX**
                        --------   --------   ---------
1 year                    9.74%     21.04%      0.41%
5 years                  16.56%     28.55%      6.54%
10 years                 14.18%     18.01%      6.90%


------------------------


 * The S&P 500 Index is a capitalization-weighted measure of 500 large U.S. companies.



** The Lehman Brothers Intermediate Treasury Index contains approximately 99 U.S. Treasury securities with maturities ranging from one to ten years.



   The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, returns in the indices do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN BALANCED FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .12%
Distribution (12b-1) fees                 None
Other expenses                            .01%
                                          ----
Total Annual Fund Operating Expenses      .13%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                   $ 13

After 3 years                  $ 42

After 5 years                  $ 73

After 10 years                 $166

-------
     6

                            STATE FARM INTERIM FUND


WHAT IS INTERIM FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?


    OBJECTIVE. Interim Fund seeks the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility).


    PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high quality debt securities with short-and intermediate-term maturities, including:


- U.S. government obligations,

- high quality corporate obligations, and

- high quality commercial paper and other money market instruments.


    The Manager typically distributes the Fund's investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields that are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager would sell securities that produce the least amount of capital gains.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN INTERIM FUND?


    The chief risks of investing in Interim Fund are INTEREST RATE RISK, CREDIT RISK AND INFLATION RISK. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.


    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.


    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.


IS AN INVESTMENT IN INTERIM FUND APPROPRIATE FOR ME?


    The Fund might be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.


    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.

HOW HAS INTERIM FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart


                                                                         -------
shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990           9.36%
1991          12.23%
1992           6.29%
1993           6.84%
1994          -0.78%
1995          12.51%
1996           4.17%
1997           7.08%
1998           7.84%
1999           0.85%
TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:


Best quarter: 4.18%,
    during the fourth quarter of 1991.


Worst quarter: -1.20%,
    during the first quarter of 1994.


    The table below shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 1999:



                                          LEHMAN
                                         1-5 YEAR
                                      U.S. TREASURY
                       INTERIM FUND       INDEX*
                       ------------   --------------
1 year                   0.85  %           1.89%
5 years                  6.42  %           6.74%
10 years                 6.56  %           6.76%


------------------------


 * The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 73 U.S. Treasury Securities with maturities ranging from one to five years. The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, returns of the Lehman 1-5 Year U.S. Treasury Index do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN INTERIM FUND?

    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management fees                           .15%
Distribution (12b-1) fees                 None
Other expenses                            .05%
                                          ----
Total Annual Fund Operating Expenses      .20%


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


After 1 year               $ 20

After 3 years              $ 64

After 5 years              $113

After 10 years             $255


-------
     8

                         STATE FARM MUNICIPAL BOND FUND


WHAT IS MUNICIPAL BOND FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?


    OBJECTIVE. Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.


    PRINCIPAL INVESTMENT STRATEGIES. Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.


    The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.


    The Manager usually will hold municipal bonds for the Fund until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund if its credit risk increases significantly.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN MUNICIPAL BOND FUND?

    The chief risks of investing in Municipal Bond Fund are INTEREST RATE RISK, CREDIT RISK, and INFLATION RISK, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.


    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.


    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.


    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.


IS AN INVESTMENT IN MUNICIPAL BOND FUND APPROPRIATE FOR ME?


    The Fund may be an appropriate investment for you if you want regular tax-free dividends, or to reduce taxes on your investment income.


    The Fund is not an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through an IRA, 401(k) plan or some other kind of tax-deferred account.

HOW HAS MUNICIPAL BOND FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the


                                                                         -------
variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990           7.13%
1991          11.05%
1992           7.78%
1993           9.79%
1994          -2.54%
1995          13.37%
1996           4.24%
1997           7.27%
1998           6.05%
1999          -1.04%
TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:


Best quarter: 5.18%,
    during the second quarter of 1995.


Worst quarter: -3.23%,
    during the first quarter of 1994.


    The following table shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 1999:



                        MUNICIPAL   LEHMAN MUNICIPAL
                        BOND FUND     BOND INDEX*
                        ---------   ----------------
1 year                    -1.04%         -2.06%
5 years                    5.87%          6.91%
10 years                   6.20%          6.89%


------------------------


* The Lehman Brothers Municipal Bond Index includes approximately 52,000 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN MUNICIPAL BOND FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management fees                           .12%
Distribution (12b-1) fees                 None
Other expenses                            .04%
                                          ----
Total Annual Fund Operating Expenses      .16%


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


After 1 year               $ 16
After 3 years              $ 52
After 5 years              $ 90
After 10 years             $205


-------
     10

                              HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

GROWTH FUND


    COMMON STOCKS. Growth Fund invests most of its assets in common stock and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, or growth in income, or both. Although there is no restriction on the size of the companies in which Growth Fund may invest, ordinarily most of the Fund's investments are in large companies.


    SHORT-TERM INVESTMENTS. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

    FOREIGN STOCKS. Growth Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

BALANCED FUND

    Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    COMMON STOCKS. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.


    FIXED INCOME SECURITIES. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.


    In choosing bonds and preferred stocks for the portfolio, the Manager looks for issuers that it believes will be able to meet their obligations promptly even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.


    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.


    FOREIGN STOCKS. Like Growth Fund, Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

                                                                         -------

    The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).


    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

INTERIM FUND

    Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

    QUALITY.  The Fund invests in the following types of securities:

- Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

- Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

- Commercial paper and other money market instruments that Moody's rates Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager considers the reasons for the loss or change of the rating in determining whether or not to sell that security.


    MATURITY. Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.



    The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.



    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.



    The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager would sell securities that produce the least amount of capital gains.


    SHORT-TERM INVESTMENTS. Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods,

-------
     12
the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

MUNICIPAL BOND FUND

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.


    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.


    Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or
(2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.


    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond may be sold if its credit risk increases significantly.


    QUALITY. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.


    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk.


    MATURITY. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.


    SHORT-TERM INVESTMENTS. The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.


                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

    MARKET RISK. Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

                                                                         -------

    FOREIGN INVESTING. Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign securities. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

    INTEREST RATE RISK. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.


    CREDIT RISK. The bond investments of Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.


    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.

    INCOME RISK. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.


    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of Interim Fund, Municipal Bond Fund and the bond component of Balanced Fund.


-------
     14

                             HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

WHO MAY INVEST

    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members.


    Effective January 1, 2001, a "family member" will be defined as:



- Legally married spouse



- Lineal ascendants (e.g., parents, grandparents, etc.) and spousal lineal ascendants



- Lineal descendants (e.g., children, grandchildren, etc.) including stepchildren, court appointed foster children, and legally adopted children



    If, after December 31, 2000, you are a Fund shareowner who is not eligible to invest in the Funds, you may maintain and add to your current Fund account(s), but you may not open any new Fund account.



    Some State Farm agents purchase shares of the State Farm Funds as an investment for a SEP-IRA plan. When this occurs, each participating employee establishes a State Farm Funds IRA account to which the agent makes SEP contributions. If you have a State Farm Funds IRA account to which SEP contributions are made, you may also make traditional or rollover IRA contributions to that account.


MINIMUM INVESTMENTS


                           ALL FUNDS
                            EXCEPT
                           MUNICIPAL   MUNICIPAL
                           BOND FUND   BOND FUND
                           ---------   ---------
To open an account by
  check:                      $50        $1000
To open an account by
  payroll deduction:          $20        $1000
Subsequent investments by
  check or EFT:               $50        $ 500
Subsequent investments by
  payroll deduction:          $20        $ 100


HOW TO BUY

    You may buy shares of any of the State Farm Funds by sending a written order, by exchanging from another of the State Farm Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.


    You may make subsequent investments at any time by mailing a check to the Manager along with the detachable investment slip found at the top of your confirmation statement, by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account.



    IN WRITING. To open a new account in writing, complete and sign the Application and mail it to the Manager, together with a check made payable to "State Farm Investment Management Corp.," an authorization for payroll deduction, or both.


    BY PAYROLL DEDUCTION. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

    You may authorize, change or cancel your payroll deduction by completing and signing the reverse side of the detachable investment slip and

                                                                         -------
mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.


    BY ELECTRONIC FUNDS TRANSFER (EFT). You may authorize the Manager to withdraw money from your pre-designated bank account for purchase into an existing Fund account. You may obtain a form from the Manager to establish this arrangement.


    BY EXCHANGE. You may buy shares of any of the State Farm Mutual Funds by redeeming part or all of the shares in another State Farm Mutual Fund, without charge. You have to meet the minimum investment requirements of the Fund into which you are exchanging, and the written or telephone redemption requirements described in this prospectus.

    An exchange is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, please read the description of the Fund to be purchased in this prospectus.

    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names.

    BY TELEPHONE EXCHANGE. Before you can make an exchange by telephone, you must sign up for the Telephone Exchange Privilege. To sign up, choose the Telephone Exchange Privilege option on the account application or call the Manager for a separate Authorization Form.

    Once the Telephone Exchange Privilege has been established, you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made. The registration of the Fund account to which an exchange is made must be exactly the same as that of the Fund account from which an exchange is made.

    The Manager and the Funds will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager, and their respective officers, directors, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction. To reduce the risk of loss, the registration of the account into which shares are exchanged must be identical with the registration of the originating account.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the telephone exchange privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

GENERAL POLICIES ON BUYING SHARES

- Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives your purchase order.

- Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. You may, however, request in writing at any time to have your income

-------
     16
  dividends and capital gain distributions paid to you in cash.

- Stock certificates will not be issued unless you so request in writing. Certificates will be issued for full shares only.


- The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the EFT method. You will receive confirmation of your purchases by payroll deduction and by the EFT method promptly after the end of each calendar quarter.


- Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

SHARE PRICE


    Each Fund buys and sells its shares each day at the net asset value per share. A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value of each of Growth Fund, Balanced Fund and Interim Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time. Shares of Municipal Bond Fund are priced at 1:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.



    Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Board of Directors of the Fund believes reflects a fair value.


    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities-- traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

    You may redeem shares of any of the State Farm Mutual Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another State Farm Mutual Fund.

    BY WRITTEN REQUEST. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Investment Management Corp.
One State Farm Plaza
Bloomington, Illinois 61710-0001

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.


    If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under "Signature Guarantee."


                                                                         -------

    Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your redemption request, however, you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, excluding IRA distributions, a fee of $15.00 will be deducted from your redemption proceeds. For expedited requests of IRA distributions, the shareowner will be responsible for reimbursing the Manager for the $15.00 fee.



    BY TELEPHONE. You can redeem shares by telephone by calling the Manager at 309-766-2029 or 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.



    You cannot redeem shares by telephone if you hold stock certificates for those shares. You generally may not use telephone redemption unless you have elected this option on your account application or until you have completed an Authorization Form for Telephone Redemption and Exchange Privileges. Your signature on the Authorization Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities. Telephone redemption is not available for IRA accounts.


    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

    Although the Authorization Form authorizes the Funds and the Manager to tape-record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    By electing the Telephone Redemption Privilege, you authorize the Manager to act upon an instruction by telephone to redeem shares from any account for which such services have been elected. The Manager and the Funds will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.


    BY FAX. You can also request a redemption by faxing your request to the Manager at (309) 766-2579. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.



    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.



    Unless you request electronic transfer, redemption proceeds requested by fax (up to and including $100,000) will be sent by check to the registered shareowner(s) at the address of record. However, upon specific written instruction (which may not be sent by fax) received at least one day prior to the redemption, redemption proceeds may be sent to another payee or to another address other than the address of record. If you request expedited delivery of the redemption proceeds, excluding IRA distributions, a fee of $15.00 will be deducted from


-------
     18
your redemption proceeds. For expedited requests of IRA distributions, the shareowner will be responsible for reimbursing the Manager for the $15.00 fee.


    SYSTEMATIC WITHDRAWAL PROGRAM. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis.


    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the address shown below.


GENERAL REDEMPTION POLICIES:

- Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

- The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.


- Payment for shares redeemed will be mailed or electronically transferred within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected, which may take up to 15 days from the date of purchase.



- If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the EFT method or through the wire transfer method, whichever you choose. With the EFT method, the redemption proceeds will usually be deposited in your pre-designated bank account within one or two days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the EFT method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:



  State Farm Investment Management Corp.
  One State Farm Plaza
  Bloomington, IL 61710-0001


- Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

                                                                         -------

SIGNATURE GUARANTEE

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:


- on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;


- on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

- on the back of each stock certificate tendered for redemption; or


- on the Authorization Form for Telephone Redemption and Exchange Privileges to establish the original privileges and any subsequent forms completed to change the pre-designated bank account into which redemption proceeds may be deposited.



                             TAX-QUALIFIED ACCOUNTS

--------------------------------------------------------------------------------


    Tax-qualified accounts allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. MUNICIPAL BOND FUND DOES NOT ACCEPT INVESTMENTS BY TAX-QUALIFIED PLANS.



- TRADITIONAL IRAs allow most individuals under 70 1/2 years of age with taxable compensation to save up to $2,000 per year ($4,000 for most married couples). If your spouse has less than $2,000 in taxable compensation, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $4,000.


- ROLLOVER IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.


- ROTH IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $2,000 per person per year. Contributions to Roth IRAs are not tax-deductible and earnings are not taxable upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2,
  (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home.



- EDUCATION IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually for a child under the age of 18. Although contributions to an Education IRA are not deductible for federal income tax purposes, the proceeds are generally not taxable provided withdrawals are used to pay for qualified higher education expenses. If contributions are made to a qualified state tuition program for a child, contributions may not be made to an Education IRA during that tax year.



- OTHER RETIREMENT PLANS--The Funds may be used as investments by other kinds of retirement plans. All of these accounts need to be established by the trustee of the plan. The Funds do not offer prototype retirement plans.


    For more information about the tax advantages and consequences of investing in any of these plans, please consult your tax adviser.

-------
     20

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

    State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of each Fund's Board of Directors. Since 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the Funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.


    For its services, the Manager receives a fee, calculated as a percentage of each Fund's average daily net assets. For the fiscal year ended November 30, 1999, the management fees paid by the Funds were:



Growth Fund                                                                 .11%
Balanced Fund                                                               .12%
Interim Fund                                                                .15%
Municipal Bond Fund                                                         .12%



    Each Fund employs a team approach to management. GROWTH FUND'S portfolio is managed by a team consisting of Paul Eckley, Steve Miller and John Concklin. BALANCED FUND is managed by a team consisting of Mr. Concklin, Mr. Eckley, Mr. Miller, Kurt Moser and Donald Heltner. Mr. Moser and Mr. Heltner together manage INTERIM FUND, and Mr. Moser manages MUNICIPAL BOND FUND along with Julian Bucher.



    JULIAN BUCHER is an Investment Officer of the Manager, and Vice President of MUNICIPAL BOND FUND. In addition, he has held the following positions within the last five years: Vice President--Municipal Securities and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, and State Farm General Insurance Company, since 1997; Vice President--Municipal Securities, State Farm Indemnity Company and State Farm Lloyds, Inc., since 1997; prior to 1997, Investment Officer.



    JOHN CONCKLIN is an Investment Officer of the Manager, and is Vice President of GROWTH FUND and BALANCED FUND. In addition to his office with the Manager, Mr. Concklin has also held the following positions during the last five years:
Vice President--Common Stocks and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company and State Farm General Insurance Company, since 1997; Vice President--Common Stocks, State Farm Indemnity Company and State Farm Lloyds, Inc., since 1997; 1995-1997, Vice President--Fixed Income.



    PAUL ECKLEY is a Senior Vice President of the Manager, and Senior Vice President of GROWTH FUND and BALANCED FUND. During the last five years, Mr. Eckley has also held the following positions: Senior Vice President--Investments and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, and State Farm General Insurance Company, since 1998; Senior Vice President--Investments, State Farm Indemnity Company and State Farm Lloyds, Inc. since 1998; 1995-1998 Vice President--Common Stocks.


    DONALD HELTNER is an Investment Officer of the Manager and Vice President of BALANCED FUND and INTERIM FUND. During the past five years, Mr. Heltner has also held the following positions: Vice President--Fixed Income and Assistant Secretary-Treasurer, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, and State Farm Annuity and Life Insurance Company, since 1998; Vice President--Fixed Income, State Farm Mutual Automobile Insurance Company, State

                                                                         -------

Farm Fire and Casualty Company, State Farm General Insurance Company, State Farm Indemnity Company, and State Farm Lloyds, Inc., since 1998; prior to 1998, Vice President, Century Investment Management Co.


    STEVE MILLER is an Investment Officer of the Manager and a member of the portfolio management team for GROWTH FUND and BALANCED FUND. In addition to his office with the Manager, Mr. Miller has also held the following positions during the past five years: Senior Investment Officer of State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, State Farm General Insurance Company, State Farm Indemnity Company and State Farm Lloyds, Inc. since 1997; prior to 1997, Investment Officer.


    KURT MOSER is a Director and Senior Vice President of the Manager and Senior Vice President of all the State Farm Mutual Funds. During the last five years, Mr. Moser has held the following positions: Senior Vice President-Investments and Director, State Farm Life Insurance Company, State Farm Fire and Casualty Company, State Farm Life and Accident Assurance Company, and State Farm Annuity and Life Insurance Company, since 1998; Senior Vice President-Investments, State Farm Mutual Automobile Insurance Company, State Farm General Insurance Company, State Farm Indemnity Company, State Farm Lloyds, Inc., since 1998; prior to 1998, Vice President-Investments.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

    Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.


    Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, annually in December.


    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

    TAXES ON DISTRIBUTIONS. Distributions are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31.


    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain classification as short-term versus long-term depends on the length of time that the Fund held the asset it sold.


    Every January, each of your Funds will send you and the IRS a statement--called Form 1099--showing the amount of every taxable distribution you received in the previous calendar year.

    TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares

-------
     22
and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

    A redemption is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed and their cost basis.

    To invest in any of the State Farm Mutual Funds, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                                                         -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the November 30, 1999 annual report. The annual report may be obtained from the Funds upon request without charge.


    PER SHARE INCOME AND CAPITAL CHANGES (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                  GROWTH FUND


                                                                          1999       1998       1997       1996       1995
                                                                          ----       ----       ----       ----       ----

Net asset value, beginning of year                                      $  44.65      39.48      34.55      29.40      22.63

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                                     0.62       0.61       0.62       0.63       0.50

  Net gain or (loss) on investments
    (both realized and unrealized)                                          7.33       6.33       7.23       5.17       6.97
                                                                        --------    -------    -------    -------    -------

    Total from investment operations                                        7.95       6.94       7.85       5.80       7.47
                                                                        --------    -------    -------    -------    -------

LESS DISTRIBUTIONS

  Net investment income                                                    (0.59)     (0.64)     (0.61)     (0.53)     (0.52)

  Capital gains                                                            (0.05)     (1.13)     (2.31)     (0.12)     (0.18)
                                                                        --------    -------    -------    -------    -------

    Total distributions                                                    (0.64)     (1.77)     (2.92)     (0.65)     (0.70)
                                                                        --------    -------    -------    -------    -------

Net asset value, end of year                                            $  51.96      44.65      39.48      34.55      29.40
                                                                        ========    =======    =======    =======    =======

TOTAL RETURN                                                               17.93%     18.17%     24.80%     20.09%     33.67%

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (millions)                                    $2,786.4    2,285.5    1,821.1    1,362.9    1,068.6

  Ratio of expenses to average net assets                                   0.12%      0.12%      0.12%      0.13%      0.14%(a)

  Ratio of net investment income to average net assets                      1.27%      1.47%      1.78%      1.88%      1.95%

  Portfolio turnover rate                                                      2%         1%         6%        16%         3%



    (a) The ratio based on net custodian expenses would have been .13% in 1995.


-------
     24

                                 BALANCED FUND


                                                                         1999      1998      1997      1996      1995
                                                                         ----      ----      ----      ----      ----

Net asset value, beginning of year                                      $49.54     46.09     42.04     37.76     31.12

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                                   1.51      1.54      1.40      1.39      1.25

  Net gain or (loss) on investments
    (both realized and unrealized)                                        3.23      4.14      5.45      4.38      6.77
                                                                        ------    ------    ------    ------    ------

    Total from investment operations                                      4.74      5.68      6.85      5.77      8.02
                                                                        ------    ------    ------    ------    ------

LESS DISTRIBUTIONS

  Net investment income                                                  (1.47)    (1.54)    (1.47)    (1.30)    (1.19)

  Capital gains                                                          (0.02)    (0.69)    (1.33)    (0.19)    (0.19)
                                                                        ------    ------    ------    ------    ------

    Total distributions                                                  (1.49)    (2.23)    (2.80)    (1.49)    (1.38)
                                                                        ------    ------    ------    ------    ------

Net asset value, end of year                                            $52.79     49.54     46.09     42.04     37.76
                                                                        ======    ======    ======    ======    ======

TOTAL RETURN                                                              9.72%    12.72%    17.33%    15.78%    26.53%

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (millions)                                    $990.7     893.2     762.3     626.1     499.7

  Ratio of expenses to average net assets                                 0.13%     0.14%     0.14%     0.15%     0.17%(a)

  Ratio of net investment income to average net assets                    2.96%     3.34%     3.42%     3.63%     3.66%

  Portfolio turnover rate                                                    5%        2%        6%        9%        6%



    (a) The ratio based on net custodian expenses would have been .16% in 1995.


                                                                         -------

                                  INTERIM FUND


                                                                        1999      1998     1997      1996      1995
                                                                        ----      ----     ----      ----      ----

Net asset value, beginning of year                                      $ 9.98     9.85     9.98     10.15      9.72

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                                   0.64     0.68     0.69      0.70      0.70

  Net gain or (loss) on investments
    (both realized and unrealized)                                       (0.51)    0.13    (0.13)    (0.17)     0.43
                                                                        ------    -----    -----     -----     -----

    Total from investment operations                                      0.13     0.81     0.56      0.53      1.13
                                                                        ------    -----    -----     -----     -----

LESS DISTRIBUTIONS

  Net investment income                                                  (0.64)   (0.68)   (0.69)    (0.70)    (0.70)
                                                                        ------    -----    -----     -----     -----

    Total distributions                                                  (0.64)   (0.68)   (0.69)    (0.70)    (0.70)
                                                                        ------    -----    -----     -----     -----

Net asset value, end of year                                            $ 9.47     9.98     9.85      9.98     10.15
                                                                        ======    =====    =====     =====     =====

TOTAL RETURN                                                              1.35%    8.31%    5.87%     5.44%    11.91%

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (millions)                                    $151.6    154.1    112.8     107.6     104.7

  Ratio of expenses to average net assets                                 0.20%    0.21%    0.22%     0.23%(a)  0.25%(a)

  Ratio of net investment income to average net assets                    6.63%    6.80%    7.03%     7.03%     7.00%

  Portfolio turnover rate                                                   12%      14%      15%       17%       17%



    (a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.


-------
     26

                              MUNICIPAL BOND FUND


                                                                         1999     1998     1997     1996     1995
                                                                         ----     ----     ----     ----     ----

Net asset value, beginning of year                                      $ 8.55     8.43     8.44     8.50     7.88

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                                   0.43     0.45     0.47     0.48     0.48

  Net gain or (loss) on investments
    (both realized and unrealized)                                       (0.43)    0.12    (0.01)   (0.06)    0.62
                                                                        ------    -----    -----    -----    -----

    Total from investment operations                                        --     0.57     0.46     0.42     1.10
                                                                        ------    -----    -----    -----    -----

LESS DISTRIBUTIONS

  Net investment income                                                  (0.43)   (0.45)   (0.47)   (0.48)   (0.48)

  Capital gain(a)                                                         --       --       --       --       --
                                                                        ------    -----    -----    -----    -----

    Total distributions                                                  (0.43)   (0.45)   (0.47)   (0.48)   (0.48)
                                                                        ------    -----    -----    -----    -----

Net asset value, end of year                                            $ 8.12     8.55     8.43     8.44     8.50
                                                                        ======    =====    =====    =====    =====

TOTAL RETURN                                                              0.04%    6.82%    5.68%    5.21%   14.25%

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (millions)                                    $358.6    363.1    336.4    321.1    307.4

  Ratio of expenses to average net assets                                 0.16%    0.15%    0.15%    0.16%    0.17%(b)

  Ratio of net investment income to average net assets                    5.20%    5.29%    5.61%    5.76%    5.80%

  Portfolio turnover rate                                                   10%       6%       6%       6%       7%



    (a) Distributions representing less than $.01 per share were made in 1997 and 1996.
     (b) The ratio based on net custodian expenses would have been .16% in 1995.


                                                                         -------

    You can obtain more information about each Fund's investments and performance in its semiannual and annual reports to shareowners. Those reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.


    You may wish to read the Statement of Additional Information (SAI) for more information about the Funds. The SAI is incorporated into this prospectus, which means that it is considered to be part of this prospectus.

    You can obtain free copies of the Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about the Funds by writing or calling:


                            STATE FARM MUTUAL FUNDS
                              ONE STATE FARM PLAZA
                        BLOOMINGTON, ILLINOIS 61710-0001
                                  309-766-2029
                                  800-447-0740



    Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.


STATE FARM GROWTH FUND, INC.          811-1519
STATE FARM BALANCED FUND, INC.        811-1520
STATE FARM INTERIM FUND, INC.         811-2726
STATE FARM MUNICIPAL BOND
FUND, INC.                            811-2727

-------
     28

State Farm Mutual Funds                                              BULK RATE
One State Farm Plaza, D-3                                          U.S. POSTAGE
Bloomington, IL 61710-0001                                              PAID
FORWARDING SERVICE REQUESTED                                         PERMIT 439
                                                                   ELK GROVE, IL





                                 [LOGO] STATE FARM
                                        MUTUAL FUNDS

                          (309) 766-2029    (800) 447-0740


190-4019.1-CH   REV. 01-2000 Printed in U.S.A.

                            STATE FARM MUTUAL FUNDS

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

             ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710-0001
                     (309)766-2029          (800)477-0740


              STATEMENT OF ADDITIONAL INFORMATION -- APRIL 1, 2000


    This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. (each, a "Fund," and collectively, the "Funds") dated April 1, 2000. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Funds at the address or telephone numbers shown above.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Information About the Funds................................................................................           2
Investment Techniques and Risks............................................................................           2
Investment Policies and Restrictions.......................................................................           6
Purchase and Redemption of Fund Shares.....................................................................           9
Investment Advisory and Other Services.....................................................................          10
Management Services Agreement..............................................................................          10
Service Agreement..........................................................................................          11
Underwriting Agreement.....................................................................................          12
Transfer Agent Agreement...................................................................................          12
Performance Information....................................................................................          12
Portfolio Transactions.....................................................................................          13
Additional Tax Considerations..............................................................................          14
Directors and Officers.....................................................................................          16
General Information........................................................................................          22
Description of Bond Ratings................................................................................          23
Ratings by Moody's.........................................................................................          23
S&P Ratings................................................................................................          24
Financial Statements.......................................................................................          26

                          INFORMATION ABOUT THE FUNDS

    Each Fund is a diversified open-end management investment company organized as a corporation under the laws of the State of Maryland. The dates of each Fund's organization are: Growth Fund and Balanced Fund, December 9, 1966; Interim Fund, November 10, 1976; and Municipal Bond Fund, December 6, 1976. Each share of a Fund's capital stock is entitled to share pro rata in any dividends and other distributions on shares declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareowners, and to equal rights per share in the event of liquidation. As separate legal entities, each Fund files a separate registration statement with the Securities and Exchange Commission. There is the possibility that one Fund may be liable for any statements, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

                        INVESTMENT TECHNIQUES AND RISKS


Equity Securities



    Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks.
Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

FOREIGN SECURITIES

    Each of Growth Fund and Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. The Funds' investments in foreign securities may include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts
(GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

    Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Although Growth Fund and Balanced Fund try to invest in companies domiciled and doing business in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.


DEBT SECURITIES

    In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

    Growth Fund may invest in fixed income investments such as United States government obligations, investment grade bonds and preferred stocks. Balanced Fund invests in fixed income securities that are "investment grade"-- that is, within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody's or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody's or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See "Description of Bond Ratings."


    Debt securities in the fifth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower for S&P and Ba and lower for Moody's) are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

CONVERTIBLE SECURITIES

    Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

    The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

    By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Manager's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MUNICIPAL BONDS

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to 17 years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund's portfolio.

    Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

    The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

DEFENSIVE INVESTMENTS

    Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Manager believes present minimum credit risks in accordance with guidelines approved by the Board of Directors. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

    A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

    A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

    A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

PORTFOLIO TURNOVER

    None of the Funds intends to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year.

    Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

    In periods of relatively stable interest rate levels, Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

    Historical portfolio turnover rate information is set forth in the Funds' prospectus in the Financial Highlights table.

DIVERSIFICATION AND CONCENTRATION

    As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will invest more than 5% of its assets (valued at the time of investment) in the securities of any one issuer (other than obligations of the U.S. Government), except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, nor will it purchase more than 10% of the securities of any class of any issuer. Further, no Fund will concentrate its investments in any particular industry and will not purchase a security if, as a result of such purchase, more than 25% of its assets taken at market value would be invested in a particular industry.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The investment objective and certain fundamental investment policies of each Fund are described in the Funds' prospectus. The investment objective of each Fund can only be changed with the approval of the shareholders of the Fund.
Each Fund is also subject to certain restrictions upon its investments which provide that, without the approval of a majority of the Fund's shareowners, the Fund may not:


    GROWTH FUND AND BALANCED FUND ONLY:

    (1) Invest more than 5% of the market value of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. government, and may not purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security, of any issuer;

    (2) Invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors;

    (3) Make loans except by the purchase of bonds or other obligations of types commonly distributed publicly or privately to financial institutions;

    (4) Borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost). [Neither Fund has ever borrowed, and neither Fund has any present intention to do so. However, if any such borrowings were made by either Fund, the Fund would be required by the Investment Company Act of 1940 to maintain 300% asset coverage.];

    (5) Purchase or retain the securities of any issuer if those officers and directors of the Fund or the investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

    (6) Purchase securities on margin, sell securities short, or engage in puts or calls or any combination thereof;

    (7) Act as a securities underwriter or invest in real estate, commodities or commodity contracts;

    (8) Purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation;

    (9) Invest in the securities of a company for the purpose of exercising management or control; or

   (10) Concentrate its investments in any one industry. [However, the proportions of the Fund's assets invested in a particular industry or group of industries may shift from time to time depending upon management's appraisal of market and business conditions. Each Fund considers investment of 25% or more of the value of its total assets in any one industry to be concentration.]

    The preceding investment restrictions have been adopted by Growth Fund and Balanced Fund and, except for the bracketed language, which is explanatory, may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

    Each of Growth Fund and Balanced Fund has also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:

    (a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;


    (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States; or




    (c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value).


    If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

    INTERIM FUND AND MUNICIPAL BOND FUND ONLY:

    (1) Invest more than 5% of the Fund's total assets in securities of any one issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which may be purchased without limitation;

    (2) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

    (3) Pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by subparagraph (2) above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value;

    (4) Underwrite any securities issued by other persons;

    (5) INTERIM FUND. Purchase or sell real estate, but the Fund may invest in securities secured by real estate or interests therein;

       MUNICIPAL BOND FUND. Purchase or sell real estate, but the Fund may invest in municipal bonds or money market instruments secured by real estate or interests therein;

    (6) Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs;

    (7) INTERIM FUND. Make loans to others (except to the extent that the purchase of debt securities may be deemed the making of a loan);

       MUNICIPAL BOND FUND. Make loans to others (except to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan);

    (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

    (9) Purchase or retain for the portfolio of the Fund the securities of any issuer, if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities;

   (10) Purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. government obligations;

   (11) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

   (12) Purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation;

   (13) Invest in the securities of a company for the purpose of exercising management or control;

   (14) Invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors;

   (15) Invest more than 25% of the value of the Fund's total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to municipal bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).


    For purposes of restriction number 15 above, Interim Fund and Municipal Bond Fund may invest more than 25% of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker's acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest more than 25% of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

    For purposes of restriction number 15 above, Interim Fund and Municipal Bond Fund may invest more than 25% of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or bankers' acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest more than 25% of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

    For purposes of restrictions numbered 1, 9 and 10 above, the Funds will classify the issuer or issuers of a security according to the entity or entities which constitute the source of payment of interest and principal on the security.

    Other than for purposes of restriction number 3 above, if a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

    The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "How to Buy Fund Shares" and "How to Redeem Fund Shares." Determination of net asset value is set forth in the prospectus under the heading "How to Buy Fund Shares -- Share Price."

    Share purchase and redemption orders will be priced at a Fund's net asset value ("NAV") next computed after such orders are received by the Fund's transfer agent. The net asset value of each of Growth Fund, Balanced Fund and Interim Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE"), (currently at 3:00 p.m., Central time) on each day when the NYSE is open. Shares of Municipal Bond Fund are priced at 1:00 p.m. Central time. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value per share of each Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

    Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

    Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

    Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

    If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of each Fund under the general supervision of the Board of Directors.

    Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Directors believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Directors as in the case of securities having a maturity of more than 60 days.

    Trading in the foreign securities of a Fund's portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the foreign securities in a Fund's portfolio. Those timing differences may have a significant effect on the Fund's NAV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    Each Fund has an Investment Advisory and Management Services Agreement, a Transfer Agent Agreement and an Underwriting Agreement with State Farm Investment Management Corp. (the "Manager"). There is a separate Service Agreement among each Fund, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"). Each of these four agreements may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Board of Directors of each Fund including a majority of the directors who are not interested persons of any party to such agreement or by vote of a majority of the outstanding shares of the Fund and, in either case, by vote of a majority of the directors who are not interested persons of any party to such agreement, except in their capacity as directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

    Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company, which is an Illinois mutual insurance company.

                         MANAGEMENT SERVICES AGREEMENT

    Pursuant to the Investment Advisory and Management Services Agreements, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as directors, officers and agents of a Fund, without compensation from the Fund, if duly elected or appointed.

    Each agreement requires a Fund to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and directors who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

    As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

    GROWTH FUND AND BALANCED FUND:

AVERAGE DAILY NET ASSETS                                         RATE OF FEE
--------------------------------------------------------------  -------------
First $100 million............................................        0.20%
$100 million to $200 million..................................        0.15%
In excess of $200 million.....................................        0.10%

    INTERIM FUND AND MUNICIPAL BOND FUND:

AVERAGE DAILY NET ASSETS                                         RATE OF FEE
--------------------------------------------------------------  -------------
First $50 million.............................................        0.20%
$50 million to $100 million...................................        0.15%
In excess of $100 million.....................................        0.10%

    The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

    For the fiscal years ended November 30, 1999, 1998 and 1997, the Manager earned $2,740,037, $2,221,492 and $1,705,166, respectively, for its services as investment adviser to Growth Fund. For its services to Balanced Fund, the Manager earned $1,113,753, $980,972 and $829,724, respectively; for its services to Interim Fund, the Manager earned $230,126, $199,209 and $184,551 respectively; and for its services to Municipal Bond Fund, the Manager earned $442,211, $425,519 and $400,859, respectively. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

    Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in a manner considered equitable to the Fund. In some cases this procedure may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Board of Directors of each Fund, however, that the benefits available to a Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

    The obligation of performance under the management agreement between the Manager and a Fund is solely that of the Manager, for which the Auto Company assumes no responsibility.

                               SERVICE AGREEMENT

    Under the Service Agreement, the Auto Company makes available to the Manager the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager to perform its obligations to the Funds. The Manager reimburses the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreement. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

                             UNDERWRITING AGREEMENT

    Pursuant to the Underwriting Agreements between each Fund and the Manager, the Manager: (1) is the principal underwriter of the Fund's shares; (2) acts as agent of the Fund in the continuous sale of its shares; (3) prepares and distributes literature relating to the Fund and its investment performance; (4) distributes and pays for the printing of the Funds' Prospectus; (5) circulates advertising and public relations materials; and (6) pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. The Manager receives no discount, commission or other compensation as underwriter.

                            TRANSFER AGENT AGREEMENT

    The Transfer Agent Agreements between each Fund and the Manager appoint the Manager as the Fund's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the issuance and cancellation of stock certificates;
(5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Funds.

                            PERFORMANCE INFORMATION

    Each Fund provides information on its "Average Annual Total Return" in its annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T)to the power of n = ERV

Where:   P   =   the amount of an assumed initial
                 investment in shares of the Fund;
         T   =   average annual total return;
         n   =   number of years from initial investment
                 to the end of the period; and
       ERV   =   ending redeemable value of shares held
                 at the end of the period.

    For example, as of November 30, 1999 the Average Annual Total Return on a $1,000 investment in each Fund for the following periods was:


                                                 GROWTH FUND     BALANCED FUND    INTERIM FUND      MUNICIPAL BOND FUND
                                                --------------  ---------------  ---------------  -----------------------
1 Year........................................       17.93%            9.72%            1.35%                0.04%
5 Years.......................................       22.79%           16.28%            6.54%                6.31%
10 Years......................................       16.25%           14.06%            6.60%                6.36%


    Interim Fund and Municipal Bond Fund may also show their performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or

30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [ (  a-b + 1 )   to the power of 6 - 1 ]
               --
               cd

Where:   a   =   Dividends and interest earned during the
                 period;
         b   =   Expenses accrued for the period (net of
                 reimbursements);
         c   =   The average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends; and
         d   =   The maximum offering price per share on
                 the last day of the period.

    In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

    Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

    The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

    A Fund may also cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar"), Lipper, Inc. ("Lipper") or another entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 90-day Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

    The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

                             PORTFOLIO TRANSACTIONS

    Each Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund's transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager is convinced that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

    A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund's portfolio transactions, and may cause the Fund to pay to a broker commissions that are higher than those obtainable from other brokers. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

    The Manager increasingly is using electronic communication networks
(ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

    The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds' transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

    When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

    During the fiscal years ended November 30, 1999, 1998 and 1997, brokerage commissions paid by Growth Fund totaled $140,090, $241,371 and $195,621, respectively, and for Balanced Fund, brokerage commissions totaled $46,566, $36,881 and $57,525, respectively, in each case paid to brokers that provided research and other information to the Funds. During those same periods, neither Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

                         ADDITIONAL TAX CONSIDERATIONS

    Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

    A portion of each of Growth Fund's and Balanced Fund's ordinary dividends may be eligible for the 70% corporate dividends received deduction.

    Because capital gain distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

    Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

    Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund.


    Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations issued by "nonessential governmental issuers" are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax. For its fiscal year ending November 30, 2000, Interim Fund has a capital loss carry-forward of $4,007,631, and $22,669 of this carry-forward will expire if there are no capital gains to offset the loss against during the fiscal year ending November 30, 2000.

                             DIRECTORS AND OFFICERS

    The Board of Directors has overall responsibility for the conduct of the Funds' affairs. The Funds are not required to hold annual meetings of shareowners and do not intend to do so. Maryland law permits shareowners to remove directors under certain circumstances and requires each Fund to assist in shareowner communications.

    The directors and officers of the Funds, their principal occupations for the last five years and their affiliations, if any, with State Farm Investment Management Corp., the Funds' investment adviser and principal underwriter, are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710-0001.


                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Edward B. Rust, Jr.*, Age    Director and President, State  CHAIRMAN OF THE BOARD, PRESIDENT, CEO, AND DIRECTOR
49                             Farm Growth Fund, Inc.,      -- State Farm Mutual Automobile Insurance Company;
                               State Farm Balanced Fund,    PRESIDENT, CEO, AND DIRECTOR -- State Farm Life
                               Inc., State Farm Interim     Insurance Company, State Farm Life and Accident
                               Fund, Inc., and State Farm   Assurance Company, State Farm Annuity and Life
                               Municipal Bond Fund, Inc.    Insurance Company, State Farm General Insurance
                                                            Company, State Farm Fire and Casualty Company, State
                                                            Farm Investment Management Corp.; CHAIRMAN OF THE
                                                            BOARD AND DIRECTOR (SINCE 1999), State Farm Federal
                                                            Savings Bank; TRUSTEE, CHAIRMAN OF THE BOARD AND
                                                            PRESIDENT, State Farm Variable Product Trust (since
                                                            1997); PRESIDENT, CEO, AND DIRECTOR (SINCE 1997) --
                                                            State Farm VP Management Corp.; PRESIDENT -- State
                                                            Farm County Mutual Insurance Company of Texas;
                                                            DIRECTOR -- State Farm Lloyds, Inc., State Farm
                                                            International Services, Inc.; CHAIRMAN OF THE BOARD,
                                                            PRESIDENT, AND TREASURER -- State Farm Companies
                                                            Foundation

Roger S. Joslin*,            Director, Senior Vice          VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE
Age 63                         President and Treasurer,     PRESIDENT, TREASURER, AND DIRECTOR -- State Farm
                               State Farm Growth Fund,      Mutual Automobile Insurance Company; DIRECTOR --
                               Inc., StateFarm Balanced     State Farm Life Insurance Company, State Farm Life
                               Fund, Inc., State Farm       and Accident Assurance Company, State Farm Annuity
                               Interim Fund, Inc., and      and Life Insurance Company; DIRECTOR, VICE PRESIDENT,
                               State Farm Municipal         AND TREASURER -- State Farm General Insurance
                               Bond Fund, Inc.              Company, State Farm Lloyds, Inc., State Farm
                                                            Investment Management Corp., State Farm International
                                                            Services, Inc.; DIRECTOR, VICE PRESIDENT AND
                                                            TREASURER (SINCE 1999), State Farm Federal Savings
                                                            Bank; TRUSTEE, VICE PRESIDENT AND TREASURER (SINCE
                                                            1997), State Farm Variable Product Trust; DIRECTOR,
                                                            VICE PRESIDENT, AND TREASURER (SINCE 1997) -- State
                                                            Farm VP Management Corp.; CHAIRMAN OF THE BOARD,
                                                            TREASURER, AND DIRECTOR -- State Farm Fire and
                                                            Casualty Company; TREASURER -- State Farm County
                                                            Mutual Insurance Company of Texas; ASSISTANT
                                                            TREASURER -- State Farm Companies Foundation

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Albert H. Hoopes,            Director, State Farm Growth    ATTORNEY; TRUSTEE -- State Farm Variable Product
Age 85                         Fund, Inc., State Farm       Trust (since 1997).
1001 North Main Street         Balanced Fund, Inc., State
Bloomington, IL 61701          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

Thomas M. Mengler,           Director, State Farm Growth    DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW;
Age 46                         Fund, Inc., State Farm       TRUSTEE -- State Farm Variable Product Trust
Swanland Building              Balanced Fund, Inc., State   (since 1997).
601 E. John St.                Farm Interim Fund, Inc.,
Champaign, IL 61820            and State Farm Municipal
                               Bond Fund, Inc.

Davis U. Merwin,             Director, State Farm Growth    INVESTOR; TRUSTEE -- State Farm Variable Product
Age 71                         Fund, Inc., State Farm       Trust (since 1997).
P.O. Box 1665                  Balanced Fund, Inc., State
Bloomington, IL 61702          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

James A. Shirk,              Director, State Farm Growth    DIRECTOR AND PRESIDENT -- BEER NUTS, INC.; TRUSTEE --
Age 56                         Fund, Inc., State Farm       State Farm Variable Product Trust (since 1997).
103 North Robinson             Balanced Fund, Inc., State
Bloomington, IL 61701          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Kurt G. Moser,               Senior Vice President, State   SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE 1998),
Age 55                         Farm Growth Fund, Inc.,      VICE PRESIDENT -- INVESTMENTS -- State Farm Mutual
                               State Farm Balanced Fund,    Automobile Insurance Company, State Farm County
                               Inc.,State Farm Interim      Mutual Insurance Company of Texas, State Farm Lloyds,
                               Fund, Inc., and State Farm   Inc.; SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE
                               Municipal Bond Fund, Inc.    1998), VICE PRESIDENT -- INVESTMENTS, AND DIRECTOR --
                                                            State Farm Life Insurance Company, State Farm Life
                                                            and Accident Assurance Company, State Farm Annuity
                                                            and Life Insurance Company, State Farm Fire and
                                                            Casualty Company, State Farm General Insurance
                                                            Company; SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE
                                                            1998), INVESTMENT OFFICER -- State Farm Indemnity
                                                            Company; VICE PRESIDENT - INVESTMENTS (SINCE 1998),
                                                            State Farm Florida Insurance Company; SENIOR VICE
                                                            PRESIDENT (SINCE 1997), VICE PRESIDENT, AND DIRECTOR
                                                            (PRIOR TO 1997) -- State Farm Investment Management
                                                            Corp.; VICE PRESIDENT (SINCE 1997) -- State Farm
                                                            Variable Product Trust; DIRECTOR (SINCE 1997) --
                                                            State Farm VP Management Corp.; VICE PRESIDENT --
                                                            INVESTMENTS -- State Farm International Services,
                                                            Inc.; UNDERWRITER -- State Farm Lloyds, Inc.

Paul N. Eckley,              Senior Vice President, State   SENIOR VICE PRESIDENT -- INVESTMENTS AND ASSISTANT
Age 45                         Farm Growth Fund, Inc. and   SECRETARY-TREASURER (SINCE 1998), VICE PRESIDENT --
                               State Farm Balanced Fund,    COMMON STOCKS -- State Farm Mutual Automobile
                               Inc.                         Insurance Company, State Farm Fire and Casualty
                                                            Company; SENIOR VICE PRESIDENT -- INVESTMENTS AND
                                                            ASSISTANT SECRETARY-TREASURER (SINCE 1998) -- State
                                                            Farm General Insurance Company, State Farm Life
                                                            Insurance Company, State Farm Life and Accident
                                                            Assurance Company, State Farm Annuity and Life
                                                            Insurance Company, State Farm Indemnity Company,
                                                            State Farm County Mutual Insurance Company of Texas,
                                                            State Farm Lloyds, Inc.; SENIOR VICE PRESIDENT (SINCE
                                                            1997), AND INVESTMENT OFFICER (PRIOR TO 1997) --
                                                            State Farm Investment Management Corp.; VICE
                                                            PRESIDENT (SINCE 1997) -- State Farm Variable Product
                                                            Trust

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
John S. Concklin,            Vice President, State Farm     VICE PRESIDENT -- COMMON STOCKS AND ASSISTANT
Age 53                         Growth Fund, Inc. and State  SECRETARY-TREASURER (SINCE 1997), VICE PRESIDENT --
                               Farm Balanced Fund, Inc.     FIXED INCOME -- State Farm Mutual Automobile
                                                            Insurance Company, State Farm Life Insurance Company,
                                                            State Farm Fire and Casualty Company, State Farm Life
                                                            and Accident Assurance Company, State Farm Annuity
                                                            and Life Insurance Company, State Farm General
                                                            Insurance Company, VICE PRESIDENT -- COMMON STOCKS
                                                            (SINCE 1997), State Farm Indemnity Company, State
                                                            Farm Lloyds, Inc.; INVESTMENT OFFICER -- State Farm
                                                            Investment Management Corp.; VICE PRESIDENT (SINCE
                                                            1997) -- State Farm Variable Product Trust

David R. Grimes,             Assistant Vice President and   ASSISTANT VICE PRESIDENT OF ACCOUNTING -- State Farm
Age 57                         Secretary, State Farm        Mutual Automobile Insurance Company; ASSISTANT VICE
                               Growth Fund, Inc., State     PRESIDENT AND SECRETARY -- State Farm Investment
                               Farm Balanced Fund, Inc.,    Management Corp., State Farm Variable Product Trust;
                               State Farm Interim Fund,     ASSISTANT VICE PRESIDENT AND SECRETARY (SINCE 1997)
                               Inc., and State Farm         -- State Farm VP Management Corp.
                               Municipal Bond Fund, Inc.

Jerel S. Chevalier,          Assistant Secretary --         DIRECTOR OF MUTUAL FUNDS -- State Farm Mutual
Age 61                         Treasurer, State Farm        Automobile Insurance Company; ASSISTANT SECRETARY --
                               Growth Fund, Inc., State     TREASURER -- State Farm Investment Management Corp.;
                               Farm Balanced Fund, Inc.,    ASSISTANT SECRETARY-TREASURER (SINCE 1997) -- State
                               State Farm Interim Fund,     Farm Variable Product Trust
                               Inc., and State Farm
                               Municipal Bond Fund, Inc.

Howard A. Thomas,            Assistant Secretary-           DIRECTOR OF MUTUAL FUNDS (SINCE 1998) -- State Farm
Age 52                         Treasurer, State Farm        Mutual Automobile Insurance Company; MANAGER OF
                               Growth Fund, Inc., State     ACCOUNTING BENEFITS (1988-1998) -- State Farm Mutual
                               Farm Balanced Fund, Inc.,    Automobile Insurance Company; ASSISTANT
                               State Farm Interim Fund,     SECRETARY-TREASURER (SINCE 1998) -- State Farm
                               Inc., and State Farm         Investment Management Corp., State Farm Variable
                               Municipal Bond Fund, Inc.    Product Trust

Donald O. Jaynes,            Assistant Secretary, State     ASSOCIATE GENERAL COUNSEL, State Farm
Age 51                         Farm Growth Fund, Inc.,      Mutual Automobile Insurance Company; ASSISTANT
                               State Farm Balanced Fund,    SECRETARY (SINCE 1998) -- State Farm Investment
                               Inc., State Farm Interim     Management Corp., State Farm Variable Product Trust
                               Fund, Inc., and State Farm
                               Municipal Bond Fund, Inc.

Stephen L.  Horton,          Assistant Secretary, State     COUNSEL  - State Farm Mutual Automobile Insurance
Age 42                         Farm Growth Fund, Inc.,      Company; ASSISTANT SECRETARY (SINCE 2000) - State
                               State Farm Balanced Fund,    Farm Investment Management Corp., State Farm Variable
                               Inc., State Farm Interim     Product Trust; ASSISTANT SECRETARY (SINCE 1999) -
                               Fund, Inc., and State Farm   State Farm VP Management Corp.
                               Municipal Bond Fund, Inc.

David M. Moore,              Assistant Secretary, State     COUNSEL (SINCE 1997), ASSISTANT TAX COUNSEL
Age 38                         Farm Growth Fund, Inc.,      (1995-1997) - State Farm Mutual Automobile Insurance
                               State Farm Balanced Fund,    Company; ASSISTANT SECRETARY (SINCE 2000) - State
                               Inc., State Farm Interim     Farm Investment Management Corp., State Farm Variable
                               Fund, Inc., and State Farm   Product Trust
                               Municipal Bond Fund, Inc.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Michael L. Tipsord,          Assistant Secretary, State     VICE PRESIDENT AND ASSISTANT TREASURER (SINCE 1998),
Age 40                         Farm Growth Fund, Inc.,      EXECUTIVE ASSISTANT -- OPERATIONS (SINCE 1997),
                               State Farm Balanced Fund,    ASSISTANT CONTROLLER (1996-1997), DIRECTOR OF
                               Inc., State Farm Interim     ACCOUNTING (1995-1996), -- State Farm Mutual
                               Fund, Inc., and State Farm   Automobile Insurance Company; ASSISTANT SECRETARY --
                               Municipal Bond Fund, Inc.    State Farm Investment Management Corp., ASSISTANT
                                                            SECRETARY (SINCE 1997) -- State Farm Variable Product
                                                            Trust; TREASURER (SINCE 1996) -- Insurance Placement
                                                            Services, Inc.


Donald E. Heltner,           Vice President, State Farm     VICE PRESIDENT -- FIXED INCOME AND ASSISTANT
Age 52                         Balanced Fund, Inc. and      SECRETARY-TREASURER, State Farm Life Insurance
                               State Farm Interim Fund,     Company, State Farm Life and Accident Assurance
                               Inc.                         Company, and State Farm Annuity and Life Insurance
                                                            Company ; VICE PRESIDENT -- FIXED INCOME (since 1998),
                                                            State Farm Mutual Automobile Insurance Company, State
                                                            Farm Fire and Casualty Company, State Farm General
                                                            Insurance Company, State Farm Indemnity Company, and
                                                            State Farm Lloyds, Inc., and State Farm Variable
                                                            Product Trust; prior to 1998, VICE PRESIDENT, Century
                                                            Investment Management Co.

Julian R. Bucher,            Vice President, State Farm     VICE PRESIDENT -- MUNICIPAL SECURITIES AND ASSISTANT
Age 57                         Municipal Bond Fund, Inc.    SECRETARY-TREASURER, State Farm Mutual Automobile
                                                            Insurance Company, State Farm Fire and Casualty
                                                            Company, State Farm Life Insurance Company, State
                                                            Farm Life and Accident Assurance Company, and State
                                                            Farm General Insurance Company (since 1997); VICE
                                                            PRESIDENT -- MUNICIPAL SECURITIES, State Farm
                                                            Indemnity Company and State Farm Lloyds, Inc. (since
                                                            1997); prior to 1997, INVESTMENT OFFICER, State Farm
                                                            Investment Management Corp.

------------------------

* Director who is an "interested person" of a Fund or of the Manager, as defined in the Investment Company Act of 1940.

    As of December 31, 1999, the directors and officers as a group owned 1.68% of the Municipal Bond Fund's outstanding shares and owned less than one percent of the other Funds' outstanding shares.


    Directors or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Directors who are not interested persons of any Fund received a fee of $1,800 for each meeting of the Board of Directors attended during the year ended November 30, 1999.


                                                                                                TOTAL
                                                                                             COMPENSATION
                                                                                MUNICIPAL   FROM ALL FUNDS
                                           GROWTH     BALANCED      INTERIM       BOND         AND FUND
NAME OF DIRECTOR                            FUND        FUND         FUND         FUND       COMPLEX(10)*
----------------------------------------  ---------  -----------  -----------  -----------  --------------
Edward B. Rust, Jr......................  $       0   $       0    $       0    $       0     $        0
Albert H. Hoopes........................      3,600       1,800          600        1,200         14,400
Roger S. Joslin.........................          0           0            0            0              0
Thomas M. Mengler.......................      3,600       1,800          600        1,200         14,400
Davis U. Merwin.........................      3,600       1,800          600        1,200         14,400
James A. Shirk..........................      3,600       1,800          600        1,200         14,400


------------------------

*   Includes State Farm Variable Product Trust.

    Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

                              GENERAL INFORMATION

OWNERSHIP OF SHARES

    As of December 31, 1999, Continental Trust Company, 231 South LaSalle Street, Chicago, Illinois 60692, as trustee of the Agents' Trustee Keogh Plan and Custodian of IRAs which fund the Agents' Simplified Pension Plan, owned of record in the aggregate the following number of shares, as to which it has sole right to vote and shared right of disposition:


                                                           PERCENTAGE OF
                                                            FUND SHARES
FUND                                      SHARES OWNED      OUTSTANDING
----------------------------------------  -------------  -----------------
Growth Fund.............................     3,696,985           6.83%
Balanced Fund...........................     1,378,629           7.21%
Interim Fund............................     1,121,524           7.19%


CUSTODY OF ASSETS


    The securities and cash of the Funds are held by The Chase Manhattan Bank ("Chase"), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Directors.


INDEPENDENT AUDITORS

    The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

CODE OF ETHICS

    The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.


    The Board of Directors of the Manager and of each Fund has adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include each Fund's officers and directors and employees of the Manager. The Boards of Directors believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

                          DESCRIPTION OF BOND RATINGS


    A rating obtained from a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously re-viewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated inde-pendently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


    The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

    Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

    A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

    C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

    MUNICIPAL NOTES:

    MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

    COMMERCIAL PAPER:

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1         Highest Quality
          Prime-2         Higher Quality
          Prime-3         High Quality

    If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

    AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C--The rating C is reserved for income bonds on which no interest is being paid.

    In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

    Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    MUNICIPAL NOTES:

    SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

    SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

    Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

    COMMERCIAL PAPER:

    A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

    A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                              FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.
State Farm Balanced Fund, Inc.
State Farm Interim Fund, Inc.
State Farm Municipal Bond Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. as of November 30, 1999, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1990. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. at November 30, 1999, the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1990, in conformity with generally accepted accounting principles.

                                                                           [SIG]

Chicago, Illinois
December 17, 1999

---------
       2

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
COMMON STOCKS (98.4%)
AGRICULTURE, FOODS, & BEVERAGE (4.7%)
  3,154,196   Archer-Daniels-Midland Company                                $   39,230,313
     92,000   Campbell Soup Company                                              4,105,500
    930,000   Kellogg Company                                                   31,503,750
    208,000   Sara Lee Corporation                                               5,044,000
     81,600   Sysco Corporation                                                  3,105,900
    710,900   The Coca-Cola Company                                             47,852,456
                                                                            --------------
                                                                               130,841,919
                                                                            --------------

BANKS (8.9%)
    176,945   ABN Amro Holding NV                                                4,314,396
    181,237   Amsouth Bancorporation                                             4,089,160
    421,268   Bank of America Corporation                                       24,644,178
    715,322   Bank One Corporation                                              25,215,100
     90,000   First Security Corporation                                         2,531,250
     43,500   First Virginia Banks Inc.                                          1,973,812
     61,300   Golden West Financial Corporation                                  6,187,469
     47,700   JP Morgan & Co. Incorporated                                       6,272,550
      6,200   M&T Bank Corporation                                               2,914,000
    809,800   National Commerce Bancorporation                                  20,447,450
     72,000   Northern Trust Corporation                                         6,970,500
    640,074   Pacific Century Financial Corporation                             12,561,452
    830,316   Popular Inc.                                                      23,871,585
    345,000   Southtrust Corporation                                            13,390,313
    157,900   SunTrust Banks Inc.                                               11,033,262
     62,000   TCF Financial Corporation                                          1,755,375
    158,350   U.S. Bancorp                                                       5,413,591
    238,900   Wachovia Corporation                                              18,499,819
  1,220,000   Wells Fargo & Company                                             56,730,000
                                                                            --------------
                                                                               248,815,262
                                                                            --------------

BUILDING MATERIALS & CONSTRUCTION (1.5%)
  1,039,200   Vulcan Materials Company                                          41,827,800
                                                                            --------------

CHEMICALS (5.3%)
    830,000   Air Products & Chemicals Inc.                                     26,871,250
    496,104   E.I. du Pont de Nemours and Company                               29,487,181
    588,300   Great Lakes Chemical Corporation                                  19,524,206
    561,000   International Flavors & Fragrances Inc.                           20,651,812
     45,200   Praxair Inc.                                                       2,017,050
  1,410,300   Sigma-Aldrich Corporation                                         40,369,837
     81,000   The Dow Chemical Company                                           9,487,125
                                                                            --------------
                                                                               148,408,461
                                                                            --------------

COMPUTER SOFTWARE AND SERVICES (7.4%)
     61,100   AutoDesk Inc.                                                      1,790,994
    124,000   Automatic Data Processing Inc.                                     6,122,500
    719,700   Cisco Systems Inc. (a)                                            64,188,244
     30,800   Electronic Data Systems Corporation                                1,980,825
  1,197,500   Microsoft Corporation (a)                                        109,028,663
    344,700   Oracle Corporation (a)                                            23,374,969
                                                                            --------------
                                                                               206,486,195
                                                                            --------------

                                                                       5 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
COMPUTERS (7.0%)
    322,200   Compaq Computer Corporation                                   $    7,873,762
  1,437,000   Hewlett-Packard Company                                          136,335,375
    496,400   International Business Machines Corporation                       51,160,225
                                                                            --------------
                                                                               195,369,362
                                                                            --------------

CONSUMER & MARKETING (5.9%)
     63,600   Clorox Co.                                                         2,834,175
    183,800   Colgate-Palmolive Company                                         10,086,025
  1,439,200   Hon Industries Inc.                                               31,122,700
    317,876   Kimberly Clark Corp.                                              20,304,330
    413,700   McDonald's Corporation                                            18,616,500
    464,308   Newell Rubbermaid Inc.                                            15,235,106
    565,100   The Gillette Company                                              22,709,956
    339,400   The Procter & Gamble Company                                      36,655,200
    125,446   Unilever NV                                                        6,828,967
                                                                            --------------
                                                                               164,392,959
                                                                            --------------

ELECTRONIC/ELECTRICAL MFG. (8.2%)
     46,043   ABB Ltd. (a)                                                       4,563,957
     82,300   Applied Materials Inc. (a)                                         8,019,106
     91,900   Diebold Inc.                                                       2,107,956
    109,400   Emerson Electric Co.                                               6,235,800
    771,200   General Electric Company                                         100,256,000
    967,200   Intel Corporation                                                 74,172,150
     91,600   KLA Tencor Corporation (a)                                         7,745,925
    351,600   Linear Technology Corp.                                           24,985,575
                                                                            --------------
                                                                               228,086,469
                                                                            --------------

FINANCIAL SERVICES (2.7%)
    537,200   Citigroup Inc.                                                    28,941,650
    167,400   Federal Home Loan Mortgage                                         8,265,375
    250,800   Federal National Mortgage Association                             16,709,550
    124,600   First Union Corp.                                                  4,820,462
    558,450   MBNA Corporation                                                  14,100,862
     36,400   The Finova Group Inc.                                              1,353,625
                                                                            --------------
                                                                                74,191,524
                                                                            --------------

HEALTH CARE (14.6%)
    294,500   Abbott Laboratories                                               11,191,000
  1,550,000   Biomet Inc.                                                       49,115,625
     59,600   Boston Scientific Corporation (a)                                  1,259,050
    107,050   Covance Inc. (a)                                                   1,164,169
    947,200   Eli Lilly & Co.                                                   67,961,600
  1,240,800   Johnson & Johnson                                                128,733,000
     80,000   Medtronic Inc.                                                     3,110,000
    523,400   Merck & Co. Inc.                                                  41,086,900
  2,880,000   Pfizer Inc.                                                      104,220,000
                                                                            --------------
                                                                               407,841,344
                                                                            --------------

---------
       6

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
MACHINERY & MANUFACTURING (3.8%)
    175,300   AlliedSignal Inc.                                             $   10,485,131
    190,800   AptarGroup Inc.                                                    5,175,450
    370,000   Caterpillar Inc.                                                  17,158,750
    428,200   Corning Incorporated                                              40,116,987
     50,000   Cummins Engine Company Inc.                                        2,025,000
     57,800   Deere & Company                                                    2,481,787
     70,000   Illinois Tool Works Inc.                                           4,532,500
    173,200   Minnesota Mining & Manufacturing Co.                              16,551,425
    337,500   Osmonics Inc. (a)                                                  3,037,500
    171,100   Pall Corporation                                                   4,010,156
                                                                            --------------
                                                                               105,574,686
                                                                            --------------

MEDIA & BROADCASTING (3.5%)
    155,433   Reuters Group PLC ADR                                             10,180,861
    360,181   SBS Broadcasting SA (a)                                           14,587,330
  2,619,540   The Walt Disney Company                                           73,019,678
                                                                            --------------
                                                                                97,787,869
                                                                            --------------

MINING & METALS (.8%)
     36,700   Newmont Mining Corporation                                           869,331
    132,800   Nucor Corporation                                                  6,698,100
    185,000   Rio Tinto PLC ADR                                                 14,383,750
     81,250   Steel Dynamics Inc. (a)                                            1,117,188
                                                                            --------------
                                                                                23,068,369
                                                                            --------------

OIL, GAS, & OTHER ENERGY (6.0%)
    440,400   Barrett Resources Corporation (a)                                 11,698,125
    322,892   BP Amoco PLC ADR                                                  19,676,231
    530,000   Chevron Corporation                                               46,938,125
    106,102   Devon Energy Corporation                                           3,740,096
    646,300   Exxon Corporation                                                 51,259,669
    237,100   Pennzoil-Quaker State Co.                                          2,459,913
    516,300   Royal Dutch Petroleum Company ADR                                 29,945,400
                                                                            --------------
                                                                               165,717,559
                                                                            --------------

RETAILERS (2.2%)
  1,063,200   Wal-Mart Stores Inc.                                              61,266,900
                                                                            --------------

TELECOM & TELECOM EQUIPMENT (14.5%)
    450,000   ADC Telecommunications Inc. (a)                                   23,990,625
    600,000   AT&T Corp.                                                        33,525,000
    575,000   LM Ericsson Telephone Company ADR                                 27,707,813
    638,732   Lucent Technologies Inc.                                          46,667,357
  1,023,729   MCI Worldcom Inc. (a)                                             84,649,592
    264,000   Motorola Inc.                                                     30,162,000
    115,400   Nextlink Communications Inc. (Class A) (a)                         5,770,000
    129,800   Nokia Corporation ADR                                             17,936,738
    346,600   Nortel Networks Corp.                                             25,648,400
  1,497,512   SBC Communications Inc.                                           77,777,030
    347,400   Tele Danmark AS ADR                                               11,095,088
    136,200   U.S. West Inc.                                                     8,452,913
    215,000   Vodafone AirTouch Public Limited Co. ADR (a)                      10,145,313
                                                                            --------------
                                                                               403,527,869
                                                                            --------------

                                                                       7 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
UTILITIES & ENERGY (1.4%)
     74,900   CMS Energy Corporation                                        $    2,490,425
    132,000   Duke Energy Corporation                                            6,690,750
     88,500   FPL Group Inc.                                                     3,871,875
    188,674   Scottish Power PLC ADR (a)                                         6,591,798
    288,000   Southern Company                                                   6,732,000
    166,000   Teco Energy Inc.                                                   3,320,000
     98,500   Texas Utilities Company (Holding Co.)                              3,527,531
    112,400   The AES Corporation (a)                                            6,512,175
                                                                            --------------
                                                                                39,736,554
                                                                            --------------
TOTAL COMMON STOCKS
  (cost $1,103,793,558)                                                      2,742,941,101
                                                                            --------------
SHARES OR
PRINCIPAL
AMOUNT
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%)
 30,000,000   Ford Motor Credit Company, 5.505% to 5.616%, December, 1999       30,008,883
 10,000,000   U.S. Treasury Bills, 4.670%, January, 2000                         9,951,900
  3,063,268   Chase Vista Treasury Plus Money Market Fund                        3,063,268
                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $43,025,115)                                                            43,024,051
                                                                            --------------

TOTAL INVESTMENTS (99.9%)
  (cost $1,146,818,673)                                                      2,785,965,152

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.1%)                                   474,279
                                                                            --------------
NET ASSETS (100.0%)                                                         $2,786,439,431
                                                                            ==============

Notes:

                  (a)   Non-income producing security.
At November 30, 1999, net unrealized appreciation of $1,639,146,479 consisted of gross unrealized appreciation of $1,666,509,427 and gross unrealized depreciation of
$27,362,948 based on cost of $1,146,818,673 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
       8

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $1,146,818,673)                                   $2,785,965,152
  Cash                                                         2,946
  Receivable for:
    Dividends and interest                $4,629,871
    Shares of the Fund sold                  714,812       5,344,683
                                          ----------
  Prepaid expenses                                            47,942
                                                      --------------
  Total assets                                         2,791,360,723
                                                      --------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed            1,093,506
    Securities purchased                   3,000,000
    Other (including $750,584 to
     Manager)                                827,786
                                          ----------
                                                           4,921,292
                                                      --------------
    Total liabilities                                      4,921,292
                                                      --------------
Net assets applicable to 53,626,713
  shares outstanding
  of $0.50 par value common stock
  (100,000,000 shares authorized)                     $2,786,439,431
                                                      ==============
Net asset value, offering price and
  redemption price per share                          $        51.96
                                                      ==============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $1,111,497,452
  Accumulated net realized gain on sales
    of investments                                        13,478,727
  Net unrealized appreciation of
    investments                                        1,639,146,479
  Undistributed net investment income                     22,316,773
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,786,439,431
                                                      ==============

                See accompanying notes to financial statements.

                                                                       9 -------

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 33,916,255   29,997,754
  Interest                                   2,390,006    3,413,231
                                          ------------  -----------
                                            36,306,261   33,410,985
  Less: foreign withholding taxes              547,592      297,805
                                          ------------  -----------
  Total investment income                   35,758,669   33,113,180
EXPENSES:
  Investment advisory and management
    fees                                     2,740,037    2,221,492
  Professional fees                             96,955       55,382
  ICI dues                                      55,835       44,841
  Registration fees                             27,350       61,281
  Fidelity bond expense                          8,803        8,367
  Directors' fees                               14,400       16,259
  Reports to shareowners                        81,541       21,287
  Security evaluation fees                       3,128        3,237
  Franchise taxes                               18,148       17,495
  Custodian fees                                21,037       26,161
  Proxy and related expense                         --       31,777
  Other                                            131       10,745
                                          ------------  -----------
  Total expenses                             3,067,365    2,518,324
                                          ------------  -----------
Net investment income                       32,691,304   30,594,856
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                             13,478,727    2,197,936
  Change in net unrealized appreciation    368,649,780  306,511,650
                                          ------------  -----------
Net realized and unrealized gain on
  investments                              382,128,507  308,709,586
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $414,819,811  339,304,442
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      10

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               1999           1998
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   32,691,304     30,594,856
  Net realized gain on sales of
    investments                               13,478,727      2,197,936
  Change in net unrealized appreciation      368,649,780    306,511,650
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 414,819,811    339,304,442
Undistributed net investment income
  included in price of shares issued and
  redeemed                                       666,112        789,317
DISTRIBUTION TO SHAREOWNERS FROM:
  Net investment income                      (30,736,945)   (31,134,862)
  Net realized gain                           (2,197,936)   (52,131,683)
                                          --------------  -------------
Total distributions to shareowners           (32,934,881)   (83,266,545)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  313,280,990    334,952,191
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             31,660,456     80,862,911
                                          --------------  -------------
                                             344,941,446    415,815,102
  Less payments for shares redeemed          226,541,809    208,248,185
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         118,399,637    207,566,917
                                          --------------  -------------
Total increase in net assets                 500,950,679    464,394,131
NET ASSETS:
  Beginning of year                        2,285,488,752  1,821,094,621
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $22,316,773
    in 1999, and $19,696,302 in 1998)     $2,786,439,431  2,285,488,752
                                          ==============  =============

                See accompanying notes to financial statements.

                                                                       11-------

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                       YEAR ENDED NOVEMBER 30,
                       ----------------------------------------------------------------------------------------
                         1999      1998      1997      1996      1995     1994    1993    1992    1991    1990
                       --------  --------  --------  --------  --------  ------  ------  ------  ------  ------
Net asset value,
  beginning of year    $  44.65    39.48     34.55     29.40     22.63   22.21   23.05   20.33   16.77   16.90
INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
    income                 0.62     0.61      0.62      0.63      0.50    0.44    0.45    0.43    0.42    0.47
  Net gain or (loss)
    on investments
    (both realized
    and unrealized)        7.33     6.33      7.23      5.17      6.97    0.43   (0.60)   2.70    4.32    0.26
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
  Total from
    investment
    operations             7.95     6.94      7.85      5.80      7.47    0.87   (0.15)   3.13    4.74    0.73
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment
    income                (0.59)   (0.64)    (0.61)    (0.53)    (0.52)  (0.45)  (0.45)  (0.41)  (0.54)  (0.40)
  Capital gains           (0.05)   (1.13)    (2.31)    (0.12)    (0.18)     --   (0.24)     --   (0.64)  (0.46)
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
  Total distributions     (0.64)   (1.77)    (2.92)    (0.65)    (0.70)  (0.45)  (0.69)  (0.41)  (1.18)  (0.86)
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
Net asset value, end
  of year              $  51.96    44.65     39.48     34.55     29.40   22.63   22.21   23.05   20.33   16.77
                       ========  =======   =======   =======   =======   =====   =====   =====   =====   =====
TOTAL RETURN              17.93%   18.17%    24.80%    20.09%    33.67%   4.02%  (0.65)% 15.49%  29.79%   4.27%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (millions)      $2,786.4  2,285.5   1,821.1   1,362.9   1,068.6   771.7   725.1   696.1   558.4   414.3
Ratio of expenses to
  average net assets       0.12%    0.12%     0.12%     0.13%     0.14%(a)  0.14%  0.14%  0.16%   0.19%   0.21%
Ratio of net
  investment income
  to average net
  assets                   1.27%    1.47%     1.78%     1.88%     1.95%   2.00%   2.05%   1.99%   2.22%   2.84%
Portfolio turnover
  rate                        2%       1%        6%       16%        3%      3%      2%      2%      1%     16%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

---------
      12

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
COMMON STOCKS (68.1%)
AGRICULTURE, FOODS, & BEVERAGE (3.7%)
    853,118  Archer-Daniels-Midland Company                               $ 10,610,655
     26,000  Campbell Soup Company                                           1,160,250
    310,000  Kellogg Company                                                10,501,250
     58,000  Sara Lee Corporation                                            1,406,500
    190,000  The Coca-Cola Company                                          12,789,375
                                                                          ------------
                                                                            36,468,030
                                                                          ------------
BANKS (5.7%)
     49,960  ABN Amro Holding NV                                             1,218,159
     52,312  Amsouth Bancorporation                                          1,180,290
     36,700  Bank of America Corporation                                     2,146,950
    184,100  Bank One Corporation                                            6,489,525
     25,650  First Security Corporation                                        721,406
     12,300  First Virginia Banks Inc.                                         558,112
     17,700  Golden West Financial
               Corporation                                                   1,786,594
     10,900  JP Morgan & Co. Incorporated                                    1,433,350
      1,900  M&T Bank Corporation                                              893,000
     20,500  Northern Trust Corporation                                      1,984,656
    180,960  Pacific Century Financial
               Corporation                                                   3,551,340
    166,924  Popular Inc.                                                    4,799,065
     99,000  Southtrust Corporation                                          3,842,438
     21,400  SunTrust Banks Inc.                                             1,495,325
     17,600  TCF Financial Corporation                                         498,300
     19,251  U.S. Bancorp                                                      658,144
     75,700  Wachovia Corporation                                            5,862,019
    373,800  Wells Fargo & Company                                          17,381,700
                                                                          ------------
                                                                            56,500,373
                                                                          ------------
BUILDING MATERIALS & CONSTRUCTION (.6%)
    160,200  Vulcan Materials Company                                        6,448,050
                                                                          ------------
CHEMICALS (3.4%)
    230,000  Air Products & Chemicals Inc.                                   7,446,250
    108,705  E.I. du Pont de Nemours and
               Company                                                       6,461,153
    141,400  Great Lakes Chemical
               Corporation                                                   4,692,712
    120,000  International Flavors &
               Fragrances Inc.                                               4,417,500
     11,800  Praxair Inc.                                                      526,575
    245,500  Sigma-Aldrich Corporation                                       7,027,437
     23,000  The Dow Chemical Company                                        2,693,875
                                                                          ------------
                                                                            33,265,502
                                                                          ------------
COMPUTER SOFTWARE AND SERVICES (2.3%)
     15,500  AutoDesk Inc.                                                     454,344
     67,700  Cisco Systems Inc. (a)                                          6,037,994
      8,800  Electronic Data Systems
               Corporation                                                     565,950
    168,600  Microsoft Corporation (a)                                      15,350,507
                                                                          ------------
                                                                            22,408,795
                                                                          ------------
COMPUTERS (5.0%)
    377,000  Hewlett-Packard Company                                        35,767,875
    137,200  International Business
               Machines Corporation                                         14,140,175
                                                                          ------------
                                                                            49,908,050
                                                                          ------------

                                                                       15-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
CONSUMER & MARKETING (4.7%)
     22,200  Clorox Co.                                                   $    989,287
    160,000  Hon Industries Inc.                                             3,460,000
    177,937  Kimberly Clark Corp.                                           11,365,726
     96,700  McDonald's Corporation                                          4,351,500
    136,218  Newell Rubbermaid Inc.                                          4,469,653
    300,000  The Gillette Company                                           12,056,250
     81,600  The Procter & Gamble Company                                    8,812,800
     22,857  Unilever NV                                                     1,244,278
                                                                          ------------
                                                                            46,749,494
                                                                          ------------
ELECTRONIC/ELECTRICAL MFG. (5.0%)
     28,600  Applied Materials Inc. (a)                                      2,786,712
     10,100  Diebold Inc.                                                      231,669
     31,200  Emerson Electric Co.                                            1,778,400
    159,900  General Electric Company                                       20,787,000
    251,400  Intel Corporation                                              19,279,237
     18,700  KLA Tencor Corporation (a)                                      1,581,319
     40,800  Linear Technology Corp.                                         2,899,350
                                                                          ------------
                                                                            49,343,687
                                                                          ------------
FINANCIAL SERVICES (.8%)
     66,750  Citigroup Inc.                                                  3,596,156
    160,650  MBNA Corporation                                                4,056,412
      9,900  The Finova Group Inc.                                             368,156
                                                                          ------------
                                                                             8,020,724
                                                                          ------------
HEALTH CARE (9.9%)
     38,700  Allergan Inc.                                                   3,807,112
    405,000  Biomet Inc.                                                    12,833,437
     31,025  Covance Inc. (a)                                                  337,397
    212,000  Eli Lilly & Co.                                                15,211,000
    198,000  Johnson & Johnson                                              20,542,500
     21,600  Medtronic Inc.                                                    839,700
    123,400  Merck & Co. Inc.                                                9,686,900
    960,000  Pfizer Inc.                                                    34,740,000
                                                                          ------------
                                                                            97,998,046
                                                                          ------------
MACHINERY & MANUFACTURING (2.8%)
     44,600  AlliedSignal Inc.                                               2,667,637
     45,900  AptarGroup Inc.                                                 1,245,038
    100,000  Caterpillar Inc.                                                4,637,500
    124,100  Corning Incorporated                                           11,626,619
     14,700  Deere & Company                                                   631,181
     20,000  Illinois Tool Works Inc.                                        1,295,000
     47,700  Minnesota Mining &
               Manufacturing Co.                                             4,558,331
     84,375  Osmonics Inc. (a)                                                 759,375
                                                                          ------------
                                                                            27,420,681
                                                                          ------------
MEDIA & BROADCASTING (4.2%)
     42,000  Lee Enterprises Incorporated                                    1,189,125
     42,000  Lee Enterprises Incorporated
               Class B                                                       1,189,125
    173,333  Reuters Group PLC ADR                                          11,353,312
    993,495  The Walt Disney Company                                        27,693,673
                                                                          ------------
                                                                            41,425,235
                                                                          ------------

---------
      16

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
MINING & METALS (1.0%)
     29,200  Newmont Mining Corporation                                   $    691,675
    109,200  Nucor Corporation                                               5,507,775
     50,000  Rio Tinto PLC ADR                                               3,887,500
     18,750  Steel Dynamics Inc. (a)                                           257,813
                                                                          ------------
                                                                            10,344,763
                                                                          ------------
OIL, GAS, & OTHER ENERGY (4.4%)
     89,986  BP Amoco PLC ADR                                                5,483,522
    144,000  Chevron Corporation                                            12,753,000
     29,185  Devon Energy Corporation                                        1,028,771
    164,500  Exxon Corporation                                              13,046,906
     65,220  Pennzoil-Quaker State Co.                                         676,658
    188,700  Royal Dutch Petroleum Company
               ADR                                                          10,944,600
                                                                          ------------
                                                                            43,933,457
                                                                          ------------
RETAILERS (.9%)
    149,600  Wal-Mart Stores Inc.                                            8,620,700
                                                                          ------------
TELECOM & TELECOM EQUIPMENT (12.6%)
    258,200  ADC Telecommunications
               Inc. (a)                                                     13,765,288
    255,000  AT&T Corp.                                                     14,248,125
    136,000  LM Ericsson Telephone Company
               ADR                                                           6,553,500
    220,376  Lucent Technologies Inc.                                       16,101,222
    324,657  MCI Worldcom Inc. (a)                                          26,845,076
     64,000  Motorola Inc.                                                   7,312,000
     29,800  Nextlink Communications Inc.
               (Class A) (a)                                                 1,490,000
     22,100  Nokia Corporation ADR                                           3,053,944
     89,200  Nortel Networks Corp.                                           6,600,800
    470,024  SBC Communications Inc.                                        24,411,872
     23,100  U.S. West Inc.                                                  1,433,644
     60,000  Vodafone AirTouch Public
               Limited Co. ADR (a)                                           2,831,250
                                                                          ------------
                                                                           124,646,721
                                                                          ------------
UTILITIES & ENERGY (1.1%)
     20,800  CMS Energy Corporation                                            691,600
     36,000  Duke Energy Corporation                                         1,824,750
     25,200  FPL Group Inc.                                                  1,102,500
     49,300  Scottish Power PLC ADR (a)                                      1,722,419
     80,000  Southern Company                                                1,870,000
     47,300  Teco Energy Inc.                                                  946,000
     28,000  Texas Utilities Company
               (Holding Co.)                                                 1,002,750
     30,200  The AES Corporation (a)                                         1,749,713
                                                                          ------------
                                                                            10,909,732
                                                                          ------------
TOTAL COMMON STOCKS
  (cost $267,308,424)                                                      674,412,040
                                                                          ------------

                                                                       17-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

PRINCIPAL                                    COUPON       MATURITY
AMOUNT                                        RATE          DATE             VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS (7.8%)
AGRICULTURE, FOODS, & BEVERAGE (.8%)
$ 3,000,000  Pioneer Hi-Bred International
               Inc.                          5.750%  January 15, 2009     $  2,732,430
  3,000,000  Dean Foods Company              6.625%  May 15, 2009            2,841,090
  2,950,000  Archer-Daniels-Midland Company  5.870%  November 15, 2010       2,937,669
                                                                          ------------
                                                                             8,511,189
                                                                          ------------

AUTOMOTIVE (.6%)
  3,000,000  Daimler Chrysler North America  6.900%  September 1, 2004       2,993,250
  3,000,000  Ford Motor Credit Company       5.800%  January 12, 2009        2,703,420
                                                                          ------------
                                                                             5,696,670
                                                                          ------------

BUILDING MATERIALS & CONSTRUCTION (.3%)
  3,000,000  Vulcan Materials Company        6.000%  April 1, 2009           2,734,590
                                                                          ------------

CHEMICALS (.6%)
  3,000,000  PPG Industries Inc.             6.750%  August 15, 2004         2,959,200
  3,250,000  E.I. du Pont de Nemours and
               Company                       6.750%  October 15, 2004        3,235,733
                                                                          ------------
                                                                             6,194,933
                                                                          ------------

COMPUTERS (.3%)
  3,000,000  International Business
               Machines Corporation          5.375%  February 1, 2009        2,675,220
                                                                          ------------

CONSUMER & MARKETING (.5%)
  2,000,000  Hasbro Inc.                     5.600%  November 1, 2005        1,829,400
  3,000,000  The Procter & Gamble Company    6.875%  September 15, 2009      2,987,190
                                                                          ------------
                                                                             4,816,590
                                                                          ------------

CONTAINERS & PACKAGING (.4%)
  5,000,000  Avery Dennison Corp.            5.900%  December 1, 2008        4,476,000
                                                                          ------------

ELECTRONIC/ELECTRICAL MFG. (.3%)
  3,000,000  Emerson Electric Co.            5.850%  March 15, 2009          2,762,400
                                                                          ------------

FINANCIAL SERVICES (.3%)
  3,000,000  Household Finance               7.200%  July 15, 2006           2,996,010
                                                                          ------------

HEALTH CARE (.6%)
  3,000,000  Johnson & Johnson               6.625%  September 1, 2009       2,947,200
  3,000,000  Becton Dickinson & Co.          7.150%  October 1, 2009         2,922,600
                                                                          ------------
                                                                             5,869,800
                                                                          ------------

MACHINERY & MANUFACTURING (.9%)
  3,000,000  United Technologies Corp.       7.000%  September 15, 2006      2,977,470
  3,000,000  Illinois Tool Works Inc.        5.750%  March 1, 2009           2,737,260
  3,000,000  Caterpillar Inc.                7.250%  September 15, 2009      2,994,630
                                                                          ------------
                                                                             8,709,360
                                                                          ------------

MEDIA & BROADCASTING (.3%)
  3,000,000  The Washington Post Company     5.500%  February 15, 2009       2,674,980
                                                                          ------------

---------
      18

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

PRINCIPAL                                    COUPON       MATURITY
AMOUNT                                        RATE          DATE             VALUE
-----------                                  ------  -------------------  ------------
OIL, GAS, & OTHER ENERGY (.2%)
$ 3,000,000  Texaco Capital                  5.500%  January 15, 2009     $  2,662,410
                                                                          ------------

RETAILERS (.6%)
  3,000,000  Albertsons Inc.                 6.950%  August 1, 2009          2,932,980
  3,000,000  Wal-Mart Stores Inc.            6.875%  August 10, 2009         2,976,900
                                                                          ------------
                                                                             5,909,880
                                                                          ------------

TELECOM & TELECOM EQUIPMENT (.8%)
  5,000,000  US West Communications          5.625%  November 15, 2008       4,404,300
  3,000,000  AT&T Corp.                      6.000%  March 15, 2009          2,765,790
  1,000,000  New England Telephone &
               Telegraph Co.                 5.875%  April 15, 2009            906,070
                                                                          ------------
                                                                             8,076,160
                                                                          ------------

UTILITIES & ENERGY (.3%)
  3,000,000  Alabama Power Company           7.125%  August 15, 2004         2,990,070
                                                                          ------------
TOTAL CORPORATE BONDS
  (cost $81,676,545)                                                        77,756,262
                                                                          ------------
U.S. TREASURY OBLIGATIONS (21.7%)
  3,000,000  U.S. Treasury Notes             6.375%  January 15, 2000        3,002,160
  2,000,000  U.S. Treasury Notes             8.500%  February 15, 2000       2,012,220
  3,000,000  U.S. Treasury Notes             6.875%  March 31, 2000          3,013,650
  3,000,000  U.S. Treasury Notes             5.500%  April 15, 2000          2,999,340
  5,000,000  U.S. Treasury Notes             6.250%  May 31, 2000            5,015,200
  3,000,000  U.S. Treasury Notes             8.750%  August 15, 2000         3,061,290
  3,000,000  U.S. Treasury Notes             8.500%  November 15, 2000       3,074,100
  4,200,000  U.S. Treasury Notes             7.750%  February 15, 2001       4,287,696
  5,000,000  U.S. Treasury Notes             6.375%  March 31, 2001          5,026,250
    625,000  U.S. Treasury Bonds             13.125% May 15, 2001              686,556
  2,000,000  U.S. Treasury Notes             8.000%  May 15, 2001            2,056,040
    680,000  U.S. Treasury Bonds             13.375% August 15, 2001           760,131
  4,000,000  U.S. Treasury Notes             7.875%  August 15, 2001         4,119,120
  5,500,000  U.S. Treasury Notes             7.500%  November 15, 2001       5,648,445
  5,000,000  U.S. Treasury Bonds             14.250% February 15, 2002       5,837,900
  2,000,000  U.S. Treasury Notes             7.500%  May 15, 2002            2,065,840
  5,000,000  U.S. Treasury Notes             6.000%  July 31, 2002           4,996,600
  7,500,000  U.S. Treasury Notes             6.375%  August 15, 2002         7,552,725
  2,570,000  U.S. Treasury Bonds             11.625% November 15, 2002       2,945,477
  5,000,000  U.S. Treasury Notes             6.250%  February 15, 2003       5,020,450
  3,000,000  U.S. Treasury Bonds             10.750% May 15, 2003            3,417,150
  9,000,000  U.S. Treasury Notes             5.750%  August 15, 2003         8,888,850
  5,500,000  U.S. Treasury Bonds             11.875% November 15, 2003       6,564,800
  9,000,000  U.S. Treasury Notes             5.875%  February 15, 2004       8,927,460
  9,000,000  U.S. Treasury Notes             7.250%  May 15, 2004            9,367,740
  6,000,000  U.S. Treasury Notes             7.250%  August 15, 2004         6,256,740
  1,500,000  U.S. Treasury Bonds             11.625% November 15, 2004       1,835,460
  5,000,000  U.S. Treasury Notes             7.500%  February 15, 2005       5,276,500
  1,785,000  U.S. Treasury Bonds             8.250%  May 15, 2005            1,804,403
  7,500,000  U.S. Treasury Notes             6.500%  May 15, 2005            7,593,750
  4,800,000  U.S. Treasury Bonds             10.750% August 15, 2005         5,804,640

                                                                       19-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

 PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                      RATE          DATE             VALUE
-----------                                  ------  -------------------  ------------
$ 6,000,000  U.S. Treasury Notes             %5.875  November 15, 2005    $  5,902,020
 11,500,000  U.S. Treasury Bonds             9.375%  February 15, 2006      13,300,785
  6,000,000  U.S. Treasury Notes             6.875%  May 15, 2006            6,190,620
  3,000,000  U.S. Treasury Notes             7.000%  July 15, 2006           3,116,370
  4,000,000  U.S. Treasury Notes             6.500%  October 15, 2006        4,046,160
 10,000,000  U.S. Treasury Notes             6.250%  February 15, 2007       9,982,100
 11,000,000  U.S. Treasury Notes             6.625%  May 15, 2007           11,207,020
  4,000,000  U.S. Treasury Notes             6.125%  August 15, 2007         3,956,480
 10,000,000  U.S. Treasury Notes             5.500%  February 15, 2008       9,524,800
  1,000,000  U.S. Treasury Bonds             10.375% November 15, 2009       1,165,080
  7,000,000  U.S. Treasury Bonds             10.000% May 15, 2010            8,127,700
                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $220,390,521)                                                      215,437,818
                                                                          ------------
GOVERNMENT AGENCY SECURITIES (1.0%)
 10,000,000  Federal National Mortgage
               Association
               (cost $9,523,438)             6.000%  May 15, 2008            9,501,500
                                                                          ------------
SHARES OR
PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (.9%)
  1,700,000  Ford Motor Credit Company,
               5.616%, December, 1999                                        1,700,530
  5,000,000  U.S. Treasury Bills, 4.670%,
               January, 2000                                                 4,975,950
  2,082,036  Chase Vista Treasury Plus
               Money Market Fund                                             2,082,036
                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $8,757,992)                                                          8,758,516
                                                                          ------------

TOTAL INVESTMENTS (99.5%)
  (cost $587,656,920)                                                      985,866,136

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.5%)                             4,857,766
                                                                          ------------
NET ASSETS (100.0%)                                                       $990,723,902
                                                                          ============

Notes:

(a)  Non-income producing security.
At November 30, 1999, net unrealized appreciation of $398,209,216 consisted of gross unrealized appreciation of $413,638,806 and gross unrealized depreciation of $15,429,590 based on cost of $587,656,920 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
      20

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $587,656,920)                                     $985,866,136
  Cash                                                       4,058
  Receivable for:
    Dividends and interest                $5,548,228
    Shares of the Fund sold                  255,020     5,803,248
                                          ----------
  Prepaid expenses                                          19,219
                                                      ------------
  Total assets                                         991,692,661
                                                      ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed              626,768
    Other (including $297,302 to
     Manager)                                341,991       968,759
                                          ----------  ------------
    Total liabilities                                      968,759
                                                      ------------
Net assets applicable to 18,766,813
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $990,723,902
                                                      ============
Net asset value, offering price and
  redemption price per share                          $      52.79
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $555,375,580
  Accumulated net realized gain on sales
    of investments                                      10,843,298
  Net unrealized appreciation of
    investments                                        398,209,216
  Undistributed net investment income                   26,295,808
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $990,723,902
                                                      ============

                See accompanying notes to financial statements.

                                                                       21-------

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             1999         1998
                                          -----------  -----------
INVESTMENT INCOME:
  Dividends                               $ 8,844,759    9,838,359
  Interest                                 21,001,785   19,172,814
                                          -----------  -----------
                                           29,846,544   29,011,173
  Less: foreign withholding taxes             144,691      113,470
                                          -----------  -----------
  Total investment income                  29,701,853   28,897,703
EXPENSES:
  Investment advisory and management
    fees                                    1,113,753      980,972
  Professional fees                            61,649       33,191
  ICI dues                                     23,365       20,048
  Registration fees                             8,879       20,140
  Fidelity bond expense                         5,377        4,827
  Directors' fees                               7,200        8,129
  Reports to shareowners                       32,580       11,907
  Security evaluation fees                      4,571        4,893
  Franchise taxes                              17,600       17,229
  Custodian fees                               17,895       17,454
  Proxy and related expense                        --       14,077
  Other                                           131          140
                                          -----------  -----------
  Total expenses                            1,293,000    1,133,007
                                          -----------  -----------
Net investment income                      28,408,853   27,764,696
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                            10,843,298      446,940
  Change in net unrealized appreciation    48,274,008   70,040,582
                                          -----------  -----------
Net realized and unrealized gain on
  investments                              59,117,306   70,487,522
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $87,526,159   98,252,218
                                          ===========  ===========

                See accompanying notes to financial statements.

---------
      22

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 28,408,853   27,764,696
  Net realized gain on sales of
    investments                             10,843,298      446,940
  Change in net unrealized appreciation     48,274,008   70,040,582
                                          ------------  -----------
Net change in net assets resulting from
  operations                                87,526,159   98,252,218
Undistributed net investment income
  included in price of shares issued and
  redeemed                                     270,649      714,370
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income                      (27,062,617) (26,507,020)
Net realized gain                             (382,353) (11,354,841)
                                          ------------  -----------
Total distributions to shareowners         (27,444,970) (37,861,861)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                112,775,656  143,691,069
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           26,064,784   36,429,240
                                          ------------  -----------
                                           138,840,440  180,120,309
  Less payments for shares redeemed        101,669,744  110,302,865
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        37,170,696   69,817,444
                                          ------------  -----------
Total increase in net assets                97,522,534  130,922,171
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        893,201,368  762,279,197
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $26,295,808
    in 1999, and $24,614,336 in 1998)     $990,723,902  893,201,368
                                          ============  ===========

                See accompanying notes to financial statements.

                                                                       23-------

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                            YEAR ENDED NOVEMBER 30,
                                --------------------------------------------------------------------------------
                                 1999    1998    1997    1996      1995    1994    1993    1992    1991    1990
                                ------  ------  ------  ------    ------  ------  ------  ------  ------  ------
Net asset value, beginning of
  year                          $49.54  46.09   42.04   37.76     31.12   30.88   31.24   27.98   22.72   22.27
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           1.51   1.54    1.40    1.39      1.25    1.03    0.98    0.98    0.94    1.06
  Net gain or (loss) on
    investments (both realized
    and unrealized)               3.23   4.14    5.45    4.38      6.77    0.17   (0.09)   3.29    5.81    0.74
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total from investment
    operations                    4.74   5.68    6.85    5.77      8.02    1.20    0.89    4.27    6.75    1.80
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment income          (1.47) (1.54)  (1.47)  (1.30)    (1.19)  (0.89)  (1.01)  (0.89)  (1.03)  (0.92)
  Capital gains                  (0.02) (0.69)  (1.33)  (0.19)    (0.19)  (0.07)  (0.24)  (0.12)  (0.46)  (0.43)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total distributions            (1.49) (2.23)  (2.80)  (1.49)    (1.38)  (0.96)  (1.25)  (1.01)  (1.49)  (1.35)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Net asset value, end of year    $52.79  49.54   46.09   42.04     37.76   31.12   30.88   31.24   27.98   22.72
                                ======  =====   =====   =====     =====   =====   =====   =====   =====   =====
TOTAL RETURN                      9.72% 12.72%  17.33%  15.78%    26.53%   3.98%   2.91%  15.43%  31.09%   8.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $990.7  893.2   762.3   626.1     499.7   370.5   327.8   259.7   173.5   108.8
Ratio of expenses to average
  net assets                      0.13%  0.14%   0.14%   0.15%     0.17%(a)  0.17%  0.19%  0.22%   0.26%   0.27%
Ratio of net investment income
  to average net assets           2.96%  3.34%   3.42%   3.63%     3.66%   3.36%   3.20%   3.29%   3.66%   4.87%
Portfolio turnover rate              5%     2%      6%      9%        6%      4%      4%      4%      1%     10%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

---------
      24

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1999

Principal                                   Coupon       Maturity
  amount                                     Rate          Date             Value
----------                                  ------  -------------------  ------------
U.S. TREASURY OBLIGATIONS (97.7%)
$2,000,000  U.S. Treasury Notes             6.375%  January 15, 2000     $  2,001,440
 2,000,000  U.S. Treasury Notes             8.500%  February 15, 2000       2,012,220
 1,000,000  U.S. Treasury Notes             6.875%  March 31, 2000          1,004,550
 6,250,000  U.S. Treasury Notes             5.500%  April 15, 2000          6,248,625
 1,000,000  U.S. Treasury Notes             6.750%  April 30, 2000          1,004,670
 1,000,000  U.S. Treasury Notes             8.875%  May 15, 2000            1,015,270
 1,000,000  U.S. Treasury Notes             6.250%  May 31, 2000            1,003,040
 4,000,000  U.S. Treasury Notes             8.750%  August 15, 2000         4,081,720
 3,750,000  U.S. Treasury Notes             8.500%  November 15, 2000       3,842,625
 3,000,000  U.S. Treasury Notes             5.500%  December 31, 2000       2,987,580
 1,000,000  U.S. Treasury Notes             5.250%  January 31, 2001          992,900
 4,000,000  U.S. Treasury Notes             7.750%  February 15, 2001       4,083,520
 4,000,000  U.S. Treasury Notes             5.625%  February 28, 2001       3,985,960
 5,000,000  U.S. Treasury Notes             8.000%  May 15, 2001            5,140,100
 4,000,000  U.S. Treasury Notes             7.875%  August 15, 2001         4,119,120
 3,000,000  U.S. Treasury Notes             6.375%  September 30, 2001      3,018,330
 4,000,000  U.S. Treasury Notes             7.500%  November 15, 2001       4,107,960
 4,000,000  U.S. Treasury Bonds             14.250% February 15, 2002       4,670,320
 4,000,000  U.S. Treasury Notes             7.500%  May 15, 2002            4,131,680
 8,000,000  U.S. Treasury Notes             6.375%  August 15, 2002         8,056,240
 4,000,000  U.S. Treasury Bonds             11.625% November 15, 2002       4,584,400
 5,000,000  U.S. Treasury Notes             5.750%  November 30, 2002       4,958,550
 6,000,000  U.S. Treasury Notes             6.250%  February 15, 2003       6,024,540
 7,000,000  U.S. Treasury Notes             5.750%  April 30, 2003          6,923,560
 2,000,000  U.S. Treasury Bonds             10.750% May 15, 2003            2,278,100
 2,000,000  U.S. Treasury Bonds             11.125% August 15, 2003         2,318,260
 7,000,000  U.S. Treasury Notes             5.750%  August 15, 2003         6,913,550
 1,000,000  U.S. Treasury Bonds             11.875% November 15, 2003       1,193,600
 3,000,000  U.S. Treasury Notes             5.875%  February 15, 2004       2,975,820
 8,000,000  U.S. Treasury Notes             7.250%  May 15, 2004            8,326,880
 5,000,000  U.S. Treasury Notes             7.250%  August 15, 2004         5,213,950
 8,000,000  U.S. Treasury Notes             7.875%  November 15, 2004       8,556,400
 4,000,000  U.S. Treasury Notes             7.500%  February 15, 2005       4,221,200
 4,000,000  U.S. Treasury Notes             6.500%  May 15, 2005            4,050,000
 8,000,000  U.S. Treasury Notes             6.500%  August 15, 2005         8,100,240
 4,000,000  U.S. Treasury Notes             5.875%  November 15, 2005       3,934,680
                                                                         ------------
Total U.S. treasury obligations
  (cost $154,727,422)                                                     148,081,600
                                                                         ------------

                                      Shares or
                                      Principal
                                       amount
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
 1,000,000  U.S. Treasury Bills, 4.670%,
              January, 2000                                                   995,190
 2,341,436  Chase Vista Treasury Plus
              Money Market Fund                                             2,341,436
                                                                         ------------
Total short-term investments
  (cost $3,336,496)                                                         3,336,626
                                                                         ------------
TOTAL INVESTMENTS (99.9%)
  (cost $158,063,918)                                                     151,418,226
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.1%)                              150,001
                                                                         ------------
NET ASSETS (100.0%)                                                      $151,568,227
                                                                         ============

Notes:
At November 30, 1999, net unrealized depreciation of $6,645,692 consisted of gross unrealized appreciation of $27,412 and gross unrealized depreciation of $6,673,104 based on cost of $158,063,918 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       27-------

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $158,063,918)                                     $151,418,226
  Receivable for:
    Interest                              $2,019,638
    Shares of the Fund sold                   61,773     2,081,411
                                          ----------
  Prepaid expenses                                           4,909
                                                      ------------
  Total assets                                         153,504,546
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       1,634,840
  Payable for:
    Shares of the Fund redeemed              217,722
    Other (including $59,681 to Manager)      83,757       301,479
                                          ----------  ------------
    Total liabilities                                    1,936,319
                                                      ------------
Net assets applicable to 15,999,067
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $151,568,227
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       9.47
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $162,221,550
  Accumulated net realized loss on sales
    of investments                                      (4,007,631)
  Net unrealized depreciation of
    investments                                         (6,645,692)
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $151,568,227
                                                      ============

                See accompanying notes to financial statements.

---------
      28

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                              1999         1998
                                          ------------  ----------
INVESTMENT INCOME:
  Interest                                $10,570,203   8,742,391
EXPENSES:
  Investment advisory and management
    fees                                      230,126     199,209
  Professional fees                            41,759      19,501
  ICI dues                                      6,174       3,283
  Registration fees                               145      12,266
  Fidelity bond expense                         2,709       2,638
  Directors' fees                               2,400       2,709
  Reports to shareowners                        5,533       2,713
  Security evaluation fees                        963       1,862
  Franchise taxes                               8,323      12,547
  Custodian fees                               10,256       6,112
  Proxy and related expense                        --       2,950
  Other                                           131         140
                                          -----------   ---------
  Total expenses                              308,519     265,930
                                          -----------   ---------
Net investment income                      10,261,684   8,476,461
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                              (884,533)   (994,996)
  Change in net unrealized appreciation
    or depreciation                        (7,167,018)  2,484,327
                                          -----------   ---------
Net realized and unrealized gain (loss)
  on investments                           (8,051,551)  1,489,331
                                          -----------   ---------
Net change in net assets resulting from
  operations                              $ 2,210,133   9,965,792
                                          ===========   =========

                See accompanying notes to financial statements.

                                                                       29-------

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 10,261,684    8,476,461
  Net realized loss on sales of
    investments                               (884,533)    (994,996)
  Change in net unrealized appreciation
    or depreciation                         (7,167,018)   2,484,327
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 2,210,133    9,965,792
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (10,261,684)  (8,476,461)
                                          ------------  -----------
Total distributions to shareowners         (10,261,684)  (8,476,461)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 75,116,757  100,294,008
  Reinvestment of ordinary income
    dividends                                9,326,141    7,418,955
                                          ------------  -----------
                                            84,442,898  107,712,963
  Less payments for shares redeemed         78,967,686   67,903,936
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                         5,475,212   39,809,027
                                          ------------  -----------
Total increase (decrease) in net assets     (2,576,339)  41,298,358
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        154,144,566  112,846,208
                                          ------------  -----------
  End of year                             $151,568,227  154,144,566
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      30

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                        YEAR ENDED NOVEMBER 30,
                           ----------------------------------------------------------------------------------
                            1999    1998    1997    1996      1995      1994    1993    1992    1991    1990
                           ------  ------  ------  ------    ------    ------  ------  ------  ------  ------
Net asset value,
  beginning of year        $ 9.98   9.85    9.98   10.15      9.72     10.52   10.46   10.50   10.16   10.17
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income      0.64   0.68    0.69    0.70      0.70      0.71    0.74    0.78    0.78    0.82
  Net gain or (loss) on
    investments (both
    realized and
    unrealized)             (0.51)  0.13   (0.13)  (0.17)     0.43     (0.80)   0.06   (0.04)   0.34   (0.01)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
  Total from investment
    operations               0.13   0.81    0.56    0.53      1.13     (0.09)   0.80    0.74    1.12    0.81
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment income     (0.64) (0.68)  (0.69)  (0.70)    (0.70)    (0.71)  (0.74)  (0.78)  (0.78)  (0.82)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
  Total distributions       (0.64) (0.68)  (0.69)  (0.70)    (0.70)    (0.71)  (0.74)  (0.78)  (0.78)  (0.82)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
Net asset value, end of
  year                     $ 9.47   9.98    9.85    9.98     10.15      9.72   10.52   10.46   10.50   10.16
                           ======  =====   =====   =====     =====     =====   =====   =====   =====   =====
TOTAL RETURN                 1.35%  8.31%   5.87%   5.44%    11.91%    (0.85)%  7.82%   7.19%  11.41%   8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)               $151.6  154.1   112.8   107.6     104.7      94.3   103.7    85.9    66.8    52.7
Ratio of expenses to
  average net assets         0.20%  0.21%   0.22%   0.23%(a)  0.25%(a)  0.22%   0.25%   0.27%   0.28%   0.30%
Ratio of net investment
  income to average net
  assets                     6.63%  6.80%   7.03%   7.03%     7.00%     7.00%   7.00%   7.30%   7.65%   8.12%
Portfolio turnover rate        12%    14%     15%     17%       17%       15%     15%     15%     14%     14%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

                                                                       31-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
LONG-TERM MUNICIPAL BONDS (97.8%)
Alabama (1.8%)
$2,200,000  The Water Works and Sewer Board,
              Birmingham, Alabama, Water and Sewer
              Revenue Bonds, Series 1994
              (Prerefunded to 1-1-2004 @ 102)         4.750%  January 1, 2005        Aa3      $  2,243,648
 2,165,000  Huntsville, Alabama, General Obligation
              Warrants, Series 1998A                  4.600%  November 1, 2013       Aa2         1,931,656
 2,465,000  Limestone County Board of Education,
              Alabama, Capital Outlay Tax Antic
              Warrants, Series 1998                   4.900%  July 1, 2015           Aaa         2,240,217
                                                                                              ------------
                                                                                                 6,415,521
                                                                                              ------------

Alaska (1.6%)
 1,505,000  Anchorage, Alaska, General Obligation
              General Purpose Refunding Bonds         4.600%  February 1, 2003       Aaa         1,506,099
 1,500,000  Municipality of Anchorage, Alaska, 1993
              General Obligation Refunding School
              Bonds, Series B                         4.900%  September 1, 2003      Aaa         1,516,275
 1,100,000  Municipality of Anchorage, Alaska, 1994
              General Obligation School Bonds         5.400%  July 1, 2005           Aaa         1,131,955
 1,565,000  Matanuska-Susitna Borough, Alaska,
              General Obligation School Bonds, 1999
              Series A                                5.000%  March 1, 2015          Aaa         1,442,226
                                                                                              ------------
                                                                                                 5,596,555
                                                                                              ------------

Arizona (6.0%)
 1,000,000  Pima County, Arizona, General Obligation
              Refunding Bonds, Series 1992            6.300%  July 1, 2002            A1         1,045,870
 2,250,000  Pima County, Arizona, Unified School
              District No. 1, Tucson School
              Improvement Bonds, Series 1990 B
              (Prerefunded to 7-1-2000 @ 101)         6.900%  July 1, 2002            A2         2,310,142
 3,000,000  Tempe Union High School District No.
              213, Maricopa County, Arizona, School
              Improvement General Obligation Bonds,
              Project of 1989, Series 1992B
              (Prerefunded to 7-1-2001 @ 101)         5.875%  July 1, 2002            A+         3,101,490
 2,000,000  Deer Valley Unified School District No.
              97 of Maricopa County, Arizona, School
              Improvement Bonds, Project of 1992,
              Series A (1993)                         5.125%  July 1, 2004           Aaa         2,038,740
 1,000,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1990A                            7.100%  July 1, 2004            A1         1,095,640
 2,340,000  City of Phoenix, Arizona, General
              Obligation Refunding Bonds,
              Series 1993 A                           5.300%  July 1, 2006           Aa1         2,406,620
 1,000,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.100%  July 1, 2008            A1         1,132,700
 1,200,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.000%  July 1, 2009            A1         1,360,392
 2,500,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.000%  July 1, 2010            A1         2,862,650
 4,250,000  Mesa Unified School District No. 4 of
              Maricopa County, Arizona, School
              Improvement Bonds, Project of 1995,
              Series D (1997)                         4.750%  July 1, 2010           Aaa         4,062,277
                                                                                              ------------
                                                                                                21,416,521
                                                                                              ------------

California (5.0%)
 3,000,000  State of California, Various Purpose
              General Obligation Bonds                5.900%  February 1, 2000       Aa3         3,011,100
   400,000  State of California, General Obligation
              Veterans Bonds, Series AL               9.600%  April 1, 2001          Aa3           428,192
 1,400,000  San Diego County, California, Water
              Authority Water Revenue Certificates
              of Participation, Series 1991A          6.000%  May 1, 2001            Aa3         1,437,632
 3,500,000  City of Los Angeles, California,
              Wastewater System Revenue Bonds,
              Series 1990 B (Prerefunded to 6-1-2000
              @ 102)                                  6.900%  June 1, 2004           Aaa         3,623,340
 3,000,000  City of Los Angeles, California,
              Department of Water and Power,
              Electric Plant Refunding Revenue
              Bonds, Second Issue of 1993             4.800%  November 15, 2004      Aa3         3,044,340
 2,000,000  State of California, Various Purpose
              General Obligation Bonds                6.000%  October 1, 2006        Aa3         2,161,280

---------
      34

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$2,830,000  Sacramento County, California, Sanitary
              District Financing Authority Revenue
              Bonds, 1995                             5.000%  December 1, 2007       Aa3      $  2,886,091
 1,500,000  Sacramento County, California, Sanitary
              District Financing Authority Revenue
              Bonds, 1995                             5.000%  December 1, 2008       Aa3         1,520,730
                                                                                              ------------
                                                                                                18,112,705
                                                                                              ------------

Colorado (4.0%)
 2,620,000  Cherry Creek School District No. 5,
              Arapahoe County, Colorado, General
              Obligation Improvement Bonds,
              Series 1990 (Prerefunded to
              12-15-2000 @ 101)                       7.000%  December 15, 2003      Aa2         2,725,612
 2,000,000  Jefferson County, Colorado, School
              District No. R-1 General Obligation
              Bonds, Series 1992 (Prerefunded to
              12-15-2002 @ 101)                       5.750%  December 15, 2003      Aaa         2,093,560
 2,000,000  Arapahoe County School District # 6,
              Colorado, Littleton Public Schools
              General Obligation Improvement Bonds,
              Series 1995A                            5.000%  December 1, 2007       Aa2         2,019,700
 2,540,000  Mesa County Valley School District No.
              51, County of Mesa, State of Colorado,
              General Obligation Bonds, Series 1996   5.300%  December 1, 2010       Aaa         2,559,761
 3,135,000  St. Vrain School District # R3-1J,
              Colorado, General Obligation,
              Series 1997                             5.000%  December 15, 2012      Aaa         3,024,303
 1,855,000  City of Boulder, Colorado, Open Space
              Acquisition Refunding Bonds,
              Series 1999                             5.000%  August 15, 2013        Aa1         1,778,426
                                                                                              ------------
                                                                                                14,201,362
                                                                                              ------------

Delaware (.7%)
 1,125,000  The State of Delaware, General
              Obligation Bonds, Series 1994B
              (Prerefunded to 12-1-2004 @ 100)        6.000%  December 1, 2011       Aa1         1,191,577
 1,125,000  The State of Delaware, General
              Obligation Bonds, Series 1994B
              (Prerefunded to 12-1-2004 @ 100)        6.000%  December 1, 2012       Aa1         1,191,577
                                                                                              ------------
                                                                                                 2,383,154
                                                                                              ------------

Florida (1.9%)
 2,000,000  School District of Leon County, Florida,
              General Obligation Refunding Bonds,
              Series 1991                             5.850%  July 1, 2001            A1         2,050,040
 2,000,000  State of Florida, State Board of
              Education, Public Education Capital
              Outlay Refunding Bonds, 1995 Series C   5.125%  June 1, 2008           Aa2         2,015,940
 3,000,000  State of Florida, State Board of
              Education Capital Outlay, 1999
              Series A                                4.750%  January 1, 2015        Aa2         2,699,970
                                                                                              ------------
                                                                                                 6,765,950
                                                                                              ------------

Georgia (8.0%)
 1,500,000  Municipal Electric Authority of Georgia,
              General Power Revenue Bonds,
              Series 1993A                            5.000%  January 1, 2004         A3         1,504,875
 2,100,000  Cherokee County School Systems, Georgia,
              General Obligation School,
              Series 1993                             4.900%  February 1, 2004        A2         2,120,349
 1,205,000  DeKalb County School District, Georgia,
              General Obligation Refunding Bonds,
              Series 1993                             5.100%  July 1, 2004           Aa2         1,230,606
 3,215,000  Forsyth County School District, Georgia,
              General Obligation Bonds, Series 1995
              (Prerefunded to 7-1-2005 @ 102)         5.050%  July 1, 2007           Aaa         3,315,983
 3,590,000  State of Georgia, General Obligation
              Bonds, Series 1996C                     6.250%  August 1, 2009         Aaa         3,930,440
 2,000,000  State of Georgia, General Obligation
              Bonds, Series 1995C                     5.700%  July 1, 2011           Aaa         2,103,900
 4,000,000  Gwinnett County Water & Sewer Authority,
              Georgia, Revenue Series 1998            5.000%  August 1, 2011         Aaa         3,947,560
 3,000,000  State of Georgia, General Obligation
              Bonds, Series 1995B                     5.750%  March 1, 2012          Aaa         3,147,870
 3,000,000  State of Georgia, General Obligation
              Bonds, Series 1994B                     6.250%  April 1, 2012          Aaa         3,283,920
 1,055,000  Columbia County, Georgia, General
              Obligation Bonds (Courthouse/Detention
              Center Projects), Series 1998           4.700%  February 1, 2013        A+           958,309

                                                                       35-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$1,195,000  Columbia County, Georgia, General
              Obligation Bonds (Courthouse/Detention
              Center Projects), Series 1998           4.800%  February 1, 2014        A+      $  1,082,025
 2,500,000  Fayette County School District, Georgia,
              General Obligation Refunding School
              Bonds, Series 1999                      4.750%  March 1, 2015          Aa3         2,241,100
                                                                                              ------------
                                                                                                28,866,937
                                                                                              ------------

Hawaii (2.7%)
 2,200,000  City and County of Honolulu, Hawaii,
              General Obligation Refunding Bonds,
              Series 1                                5.600%  June 1, 2001           Aa3         2,239,578
 1,775,000  City and County of Honolulu, Hawaii,
              General Obligation Bonds, 1996
              Series A                                5.400%  September 1, 2009      Aaa         1,804,554
 2,225,000  City and County of Honolulu, Hawaii,
              General Obligation Bonds, 1996
              Series A (Prerefunded to 9-1-2008 @
              100)                                    5.400%  September 1, 2009      Aaa         2,292,061
 3,000,000  State of Hawaii, General Obligation
              Bonds of 1992, Series BW                6.375%  March 1, 2011           A1         3,267,750
                                                                                              ------------
                                                                                                 9,603,943
                                                                                              ------------

Idaho (.4%)
 1,540,000  Joint School District No. 2, Ada &
              Canyon Counties, Idaho, General
              Obligation School Bonds, Series 1994    5.000%  July 30, 2004          Aa2         1,564,224
                                                                                              ------------

Illinois (5.8%)
   200,000  Charleston, Illinois, Water Works
              Improvement Bonds                       8.000%  January 1, 2000         A            200,648
 2,500,000  DuPage Water Commission, Illinois,
              General Obligation Water Refunding
              Bonds, Series 1992                      5.850%  March 1, 2000          Aaa         2,511,775
 2,000,000  Lake County, Illinois, Forest Preserve
              District General Obligation Refunding
              Bonds, Series 1992B                     5.700%  February 1, 2003       Aa1         2,068,820
 2,000,000  State of Illinois, General Obligation
              Refunding Bonds, Series of June 1993    5.000%  June 1, 2003           Aa2         2,027,540
 2,025,000  County of DuPage, Illinois, General
              Obligation Refunding Bonds (Alternate
              Rev. Source--Stormwater Project)        5.100%  January 1, 2004        Aaa         2,056,975
 4,000,000  State of Illinois, General Obligation
              Bonds, Series September 1996            5.450%  September 1, 2009      Aaa         4,086,200
 2,500,000  Forest Preserve District of Kane County,
              Kane County, Illinois, General
              Obligation Bonds, Series 1999           5.000%  December 30, 2011      Aa3         2,429,250
 3,785,000  DuPage County Forest Preserve District,
              Illinois, General Obligation,
              Series 1997                             4.900%  October 1, 2013        Aaa         3,579,361
 2,195,000  Community Unit School District Number
              200, DuPage County, Illinois,
              (Wheaton-Warrenville), General
              Obligation School Building Bonds,
              Series 1999                             5.050%  February 1, 2015       Aaa         2,036,082
                                                                                              ------------
                                                                                                20,996,651
                                                                                              ------------

Indiana (2.9%)
   900,000  Monroe County Jail, Indiana, First
              Mortgage Refunding Bonds, Series 1993   4.900%  January 1, 2002         A1           906,165
   925,000  Monroe County Jail, Indiana, First
              Mortgage Refunding Bonds, Series 1993   4.900%  July 1, 2002            A1           932,557
 2,000,000  Indianapolis, Indiana, Local Public
              Improvement Bond Bank, Series 1993A
              Bonds                                   5.250%  January 10, 2004       Aaa         2,045,840
 2,300,000  Indianapolis, Indiana, Local Public
              Improvement Bond Bank Refunding Bonds,
              Series 1993 B                           4.700%  February 15, 2004      Aaa         2,303,841
 2,125,000  Southwest Allen, Indiana, High School
              Building Corp., 1st Mortgage Refunding
              Bonds, Series 1996B                     4.850%  July 15, 2006          Aaa         2,118,944
 2,325,000  Eagle-Union Community Schools Building
              Corporation, Boone County, Indiana,
              1st Mortgage Refunding Bonds,
              Series 1999                             4.875%  July 5, 2015           Aaa         2,086,222
                                                                                              ------------
                                                                                                10,393,569
                                                                                              ------------

---------
      36

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Iowa (1.2%)
$2,000,000  City of Des Moines, Iowa, Sewer Revenue
              Bonds, Series 1992D                     6.000%  June 1, 2003           Aaa      $  2,068,340
 2,045,000  City of Iowa City, Johnson County, Iowa,
              Sewer Revenue Bonds                     5.875%  July 1, 2004           Aaa         2,100,276
                                                                                              ------------
                                                                                                 4,168,616
                                                                                              ------------

Kansas (.1%)
   315,000  Johnson County Water District No. 1,
              Kansas, Water Revenue, Series 1982A
              (Escrowed to maturity)                  10.250% August 1, 2002         Aaa           344,383
                                                                                              ------------

Kentucky (.8%)
 1,665,000  Jefferson County, Kentucky, General
              Obligation Refunding Bonds,
              Series 1998A                            4.600%  December 1, 2013       Aa2         1,498,284
 1,745,000  Jefferson County, Kentucky, General
              Obligation Refunding Bonds,
              Series 1998A                            4.700%  December 1, 2014       Aa2         1,567,830
                                                                                              ------------
                                                                                                 3,066,114
                                                                                              ------------

Louisiana (1.4%)
 5,000,000  State of Louisiana, General Obligation
              Bonds, Series 1997A                     5.375%  April 15, 2011         Aaa         5,019,750
                                                                                              ------------

Maryland (2.1%)
 2,000,000  Howard County, Maryland, Consolidated
              Public Improvement Refunding Bonds,
              Series 1991B                            5.800%  August 15, 2001        Aaa         2,053,340
 5,750,000  Montgomery County, Maryland, General
              Obligation Consolidated Public
              Improvement, 1998 Series A              4.875%  May 1, 2013            Aaa         5,453,645
                                                                                              ------------
                                                                                                 7,506,985
                                                                                              ------------

Michigan (3.3%)
 3,140,000  State of Michigan, General Obligation
              Bonds, Clean Michigan Initiative
              Program, Series 1999A                   5.500%  November 1, 2009       Aa1         3,254,013
 3,800,000  Northville Public Schools, Michigan,
              1997 General Obligation School
              Building & Site & Refunding             5.100%  May 1, 2011            Aaa         3,737,908
 2,465,000  Clarkston Community Schools, County of
              Oakland, State of Michigan, 1998
              Refunding Bonds (General
              Obligation-Unlimited Tax)               4.850%  May 1, 2012            Aaa         2,319,097
 1,400,000  Avondale School District, Oakland
              County, Michigan, 1999 Refunding Bonds
              (Unlimited Tax General Obligation)      4.850%  May 1, 2015            Aaa         1,263,472
 1,400,000  Avondale School District, Oakland
              County, Michigan, 1999 Refunding Bonds
              (Unlimited Tax General Obligation)      4.900%  May 1, 2016            Aaa         1,259,706
                                                                                              ------------
                                                                                                11,834,196
                                                                                              ------------

Minnesota (3.5%)
 1,885,000  Anoka County, Minnesota, General
              Obligation Capital Improvement
              Refunding Bonds, Series 1992C           5.200%  February 1, 2001        A1         1,905,226
 1,500,000  County of Ramsey, Minnesota, General
              Obligation Capital Improvement
              Refunding Bonds, Series 1992C           5.400%  December 1, 2002       Aaa         1,545,165
 3,215,000  State of Minnesota, General Obligation
              State Refunding Bonds of 1983           5.125%  August 1, 2004         Aaa         3,277,725
 3,000,000  Becker, Minnesota, Pollution Control
              Revenue Refunding Bonds,
              Series 1989A, (Northern States Power
              Co.--Sherburne County Gen. Station
              Units 1 & 2 Project)                    6.800%  April 1, 2007           A1         3,063,780
 3,000,000  Wayzata Independent School District
              #284, Minnesota, General Obligation
              School Building Refunding,
              Series 1998A                            5.000%  February 1, 2012       Aa1         2,927,700
                                                                                              ------------
                                                                                                12,719,596
                                                                                              ------------

                                                                       37-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Mississippi (1.2%)
$2,100,000  Jackson Public School District,
              Mississippi, General Obligation School
              Bonds, Series 1992                      5.800%  July 1, 2002            A1      $  2,168,964
 2,000,000  City of Jackson, Mississippi, Water and
              Sewer System Revenue Refunding Bonds,
              Series 1993-A                           4.850%  September 1, 2004      Aaa         2,015,900
                                                                                              ------------
                                                                                                 4,184,864
                                                                                              ------------

Nebraska (4.4%)
 2,000,000  City of Lincoln, Nebraska, Water Revenue
              and Refunding Bonds, Series 1993        4.900%  August 15, 2003        Aa2         2,026,920
 2,850,000  City of Lincoln, Nebraska, Electric
              System Revenue Refunding Bonds, 1993
              Series A                                4.700%  September 1, 2003      Aa2         2,865,390
 3,000,000  Omaha Public Power District of Nebraska,
              Electric System Revenue, Series A
              (Prerefunded to 2-1-2000 @ 101.5)       6.700%  February 1, 2005        AA         3,058,620
 1,500,000  Omaha, Nebraska, Public Power District
              Electric System Revenue Bonds, 1993
              Series B                                5.100%  February 1, 2005       Aa2         1,525,095
 6,000,000  Omaha Public Power District, Nebraska,
              Electric System Revenue Bonds, 1992
              Series B (Escrowed to maturity)         6.150%  February 1, 2012       Aa2         6,437,040
                                                                                              ------------
                                                                                                15,913,065
                                                                                              ------------

Nevada (.6%)
 2,110,000  State of Nevada, General Obligation
              (Limited Tax) Hoover Uprating
              Refunding Bonds, Series 1992            6.000%  October 1, 2001        Aa2         2,172,540
                                                                                              ------------

New Mexico (.7%)
 2,500,000  City of Albuquerque, New Mexico, Joint
              Water and Sewer Refunding Revenue
              Bonds, Series 1990B                     7.000%  July 1, 2003           Aa3         2,589,675
                                                                                              ------------

New York (.3%)
 1,250,000  State of New York, Power Authority
              General Purpose Bonds, Series Z
              (Escrowed to maturity)                  6.000%  January 1, 2001        Aaa         1,273,588
                                                                                              ------------

North Carolina (3.1%)
 1,600,000  County of Buncombe, North Carolina,
              Refunding Bonds, Series 1993            5.100%  March 1, 2004          Aa2         1,632,944
 1,325,000  Winston-Salem, North Carolina, Water and
              Sewer System Revenue Bonds,
              Series 1995B                            5.000%  June 1, 2007           Aa2         1,332,407
 1,665,000  Winston-Salem, North Carolina, Water and
              Sewer System Revenue Bonds,
              Series 1995B                            5.100%  June 1, 2008           Aa2         1,675,306
 4,000,000  County of Wake, North Carolina, General
              Obligation School Bonds, Series 1997    4.900%  March 1, 2009          Aaa         3,969,200
 3,000,000  State of North Carolina, Public School
              Building Bonds, General Obligation,
              Series 1999                             4.600%  April 1, 2016          Aaa         2,628,180
                                                                                              ------------
                                                                                                11,238,037
                                                                                              ------------

North Dakota (.6%)
 2,000,000  Fargo, North Dakota, Water Revenue of
              1993 (Escrowed to maturity)             5.000%  January 1, 2004        Aaa         2,027,920
                                                                                              ------------

Ohio (2.3%)
 1,535,000  Columbus, Ohio, Sewer Improvement No. 27
              Refunding Bonds, Series 1991
              (Unlimited Tax General Obligation
              Bonds)                                  5.900%  February 15, 2002      Aaa         1,585,440
 5,000,000  State of Ohio, Full Faith & Credit
              General Obligation Infrastructure
              Improvement Bonds, Series 1997          5.350%  August 1, 2012         Aa1         5,020,250

---------
      38

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$1,970,000  Delaware County, Ohio, General
              Obligation, Limited Tax, Sewer
              District Improvement Bonds,
              Series 1999                             4.900%  December 1, 2015       Aaa      $  1,792,483
                                                                                              ------------
                                                                                                 8,398,173
                                                                                              ------------

Oklahoma (2.1%)
 1,500,000  City of Tulsa, Oklahoma, General
              Obligation Refunding Bonds of 1993      5.050%  June 1, 2002           Aa2         1,523,940
 1,050,000  Oklahoma City, Oklahoma, General
              Obligation Bonds, Series 1993           5.150%  May 1, 2003            Aa2         1,070,706
 1,050,000  Oklahoma City, Oklahoma, General
              Obligation Bonds, Series 1993           5.250%  May 1, 2004            Aa2         1,070,328
 2,000,000  Oklahoma City, Oklahoma, General
              Obligation Refunding Bonds,
              Series 1993                             5.300%  August 1, 2005         Aa2         2,054,980
 1,680,000  City of Tulsa, Oklahoma, General
              Obligation Bonds, Series 1999 (a)       5.250%  December 1, 2009       Aa2         1,703,503
                                                                                              ------------
                                                                                                 7,423,457
                                                                                              ------------

Oregon (1.7%)
 4,000,000  Portland, Oregon, Sewer System Revenue
              Refunding Bonds, 1997 Series A          5.000%  June 1, 2011           Aaa         3,921,200
 2,000,000  Washington and Clackamas Counties School
              District #23J (Tigard-Tualatin),
              Oregon, General Obligation Bonds,
              Series 1995                             5.550%  June 1, 2011            A1         2,037,100
                                                                                              ------------
                                                                                                 5,958,300
                                                                                              ------------

Pennsylvania (1.1%)
 1,645,000  City of Lancaster, Lancaster County,
              Pennsylvania, General Obligation
              Bonds, Series A of 1998                 4.650%  May 1, 2013            Aaa         1,486,455
 2,695,000  City of Lancaster, Lancaster County,
              Pennsylvania, General Obligation
              Bonds, Series A of 1998                 4.750%  May 1, 2014            Aaa         2,430,701
                                                                                              ------------
                                                                                                 3,917,156
                                                                                              ------------

South Carolina (2.7%)
 1,625,000  Charleston County, South Carolina,
              General Obligation Bonds of 1994 (ULT)
              (Escrowed to maturity)                  5.400%  June 1, 2005           Aa3         1,676,415
 1,700,000  State of South Carolina, General
              Obligation State Highway Bonds,
              Series 1995                             5.100%  August 1, 2008         Aaa         1,720,315
 1,700,000  State of South Carolina, General
              Obligation State Highway Bonds,
              Series 1995                             5.250%  August 1, 2009         Aaa         1,727,761
 2,675,000  City of Columbia, South Carolina,
              Waterworks and Sewer System Revenue
              Bonds, Series 1999                      5.500%  February 1, 2010       Aa2         2,743,935
 1,800,000  School District No. 1 of Richland
              County, South Carolina, General
              Obligation Bonds, Series 1999           5.500%  March 1, 2010          Aa1         1,850,994
                                                                                              ------------
                                                                                                 9,719,420
                                                                                              ------------

Tennessee (4.0%)
 1,200,000  Shelby County, Tennessee, General
              Obligation Refunding Bonds, 1992
              Series B                                5.200%  March 1, 2001          Aa3         1,214,136
 1,000,000  Williamson County, Tennessee, Public
              Works Refunding Bonds, Series 1992      5.650%  March 1, 2002          Aa1         1,027,260
 2,000,000  Nashville & Davidson County, Tennessee,
              Electric System Revenue Bonds, 1992
              Series B                                5.500%  May 15, 2002           Aa3         2,051,160
 2,000,000  Nashville & Davidson County, Tennessee,
              General Obligation Refunding Bonds of
              1993                                    5.000%  May 15, 2003           Aa2         2,031,020
 1,500,000  Nashville & Davidson County, Tennessee,
              Water and Sewer Revenue Refunding
              Bonds, Series 1993                      4.900%  January 1, 2004        Aaa         1,514,310
 1,800,000  Nashville & Davidson County, Tennessee,
              General Obligation Refunding Bonds of
              1993                                    5.000%  May 15, 2005           Aa2         1,823,958
 4,500,000  Nashville & Davidson County, Tennessee,
              Water and Sewer Revenue Refunding
              Bonds, Series 1996                      5.250%  January 1, 2008        Aaa         4,561,920
                                                                                              ------------
                                                                                                14,223,764
                                                                                              ------------

                                                                       39-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Texas (5.6%)
$1,000,000  State of Texas, Veterans' Land Board
              General Obligation Bonds, Series 1984
              (Prerefunded to 12-1-1999 @ 100)        9.000%  December 1, 2000       Aa1      $  1,000,140
 2,000,000  Texas Public Finance Authority, State of
              Texas, General Obligation Refunding
              Bonds, Series 1992A                     5.700%  October 1, 2003        Aa1         2,084,280
 2,000,000  City of Dallas, Texas, Waterworks and
              Sewer System Revenue Refunding Bonds,
              Series 1993                             4.900%  April 1, 2004          Aa2         2,017,000
 2,000,000  Harris County, Texas, Road and Refunding
              Bonds, Series 1993                      4.700%  October 1, 2004        Aa1         2,007,260
 2,355,000  Carrollton-Farmers Branch Independent
              School District (Dallas and Denton
              Counties, Texas) School Building
              Unlimited Tax Bonds, Series 1996        5.200%  February 15, 2008      Aaa         2,375,936
 1,000,000  Carrollton-Farmers Branch Independent
              School District (Dallas County, Texas)
              School Building Unlimited Tax Bonds,
              Series 1999 (a)                         5.375%  February 15, 2008      Aaa         1,022,890
 3,000,000  State of Texas, Public Finance
              Authority, General Obligation
              Refunding Bonds, Series 1996B           5.400%  October 1, 2008        Aa1         3,070,290
 2,455,000  Carrollton-Farmers Branch Independent
              School District (Dallas County, Texas)
              School Building Unlimited Tax Bonds,
              Series 1999 (a)                         5.500%  February 15, 2009      Aaa         2,526,244
 1,840,000  City of Dallas, Texas, Waterworks and
              Sewer System Revenue Bonds,
              Series 1994A (Prerefunded to 10-1-2001
              @ 101.5)                                6.375%  October 1, 2012        Aa2         1,932,773
 2,250,000  Round Rock Independent School District,
              Williamson and Travis Counties, Texas,
              Unlimited Tax School Building and
              Refunding Bonds, Series 1999            4.750%  August 1, 2015         Aaa         1,998,158
                                                                                              ------------
                                                                                                20,034,971
                                                                                              ------------

Utah (1.1%)
 2,780,000  Salt Lake County, Utah, General
              Obligation Jail Bonds, Series 1995      5.000%  December 15, 2007      Aaa         2,801,545
 1,300,000  City of Provo, Utah County, Utah,
              General Obligation Library Bonds,
              Series 1999                             5.250%  March 1, 2009          Aaa         1,317,004
                                                                                              ------------
                                                                                                 4,118,549
                                                                                              ------------

Virginia (.5%)
 1,685,000  Hampton Roads Sanitation District,
              Virginia, Wastewater Refunding and
              Capital Improvement Revenue Bonds,
              Series 1993                             4.700%  October 1, 2004        Aa3         1,691,841
                                                                                              ------------

Washington (6.8%)
 1,250,000  Washington Public Power Supply System
              Nuclear Project No. 3, Refunding
              Revenue Bonds, Series 1991A             6.250%  July 1, 2000           Aa1         1,265,350
 1,000,000  Washington Public Power Supply System
              Nuclear Project No. 1, Revenue
              Refunding Bonds, Series 1990C           7.700%  July 1, 2002           Aa1         1,074,690
 2,000,000  Washington Public Power Supply System
              Nuclear Project No. 3, Refunding
              Revenue Bonds, Series 1993C             4.800%  July 1, 2003           Aa1         2,008,420
 2,520,000  Federal Way School District No. 210,
              King County, Washington, Unlimited Tax
              General Obligation and Refunding
              Bonds, Series 1993                      5.250%  December 1, 2003       Aaa         2,583,882
 2,000,000  City of Seattle, Washington, Unlimited
              Tax General Obligation Refunding Bonds
              of 1993                                 4.800%  December 1, 2004       Aaa         2,008,320
 1,500,000  Washington Public Power Supply System
              Nuclear Project No. 2, Revenue
              Refunding Bonds, Series 1990A
              (Prerefunded to 7-1-2000 @ 102)         7.625%  July 1, 2008           Aaa         1,560,240
 4,500,000  State of Washington, General Obligation
              Bonds, Series 1993A                     5.750%  October 1, 2012        Aa1         4,690,755
 2,000,000  City of Vancouver, Washington, Water and
              Sewer Revenue Refunding Bonds, 1998     4.600%  June 1, 2013           Aaa         1,783,620
 2,495,000  Seattle, Washington, Water System
              Revenue 1998                            5.000%  October 1, 2013        Aa2         2,370,425
 2,605,000  City of Vancouver, Washington, Water and
              Sewer Revenue Refunding Bonds, 1998     4.650%  June 1, 2014           Aaa         2,298,470

---------
      40

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$3,000,000  State of Washington, Variable Purpose
              General Obligation Refunding Bonds,
              Series R-99A                            4.750%  January 1, 2015        Aa1      $  2,669,340
                                                                                              ------------
                                                                                                24,313,512
                                                                                              ------------

West Virginia (.7%)
 2,540,000  State of West Virginia, State Road
              General Obligation Bonds, Series 1998   5.000%  June 1, 2013           Aaa         2,417,750
                                                                                              ------------

Wisconsin (4.6%)
 3,500,000  Milwaukee, Wisconsin, Metropolitan
              Sewerage District General Obligation
              Capital Purpose Bonds, Series 1990A
              (Escrowed to maturity)                  6.700%  October 1, 2002        Aa1         3,709,300
 2,000,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 1       5.300%  November 1, 2003       Aa2         2,055,380
 2,000,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 3       4.750%  November 1, 2003       Aa2         2,016,280
 2,000,000  State of Wisconsin, General Obligation
              Bonds of 1995, Series A (Prerefunded
              to 5-1-2005 @ 100)                      6.000%  May 1, 2008            Aaa         2,121,080
 2,500,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 2       5.125%  November 1, 2010       Aa2         2,500,925
 2,180,000  Dane County, Wisconsin, General
              Obligation Refunding Bonds,
              Series 1998B                            4.800%  March 1, 2012          Aaa         2,066,684
 2,220,000  Dane County, Wisconsin, General
              Obligation Refunding Bonds,
              Series 1998B                            4.800%  March 1, 2013          Aaa         2,075,323
                                                                                              ------------
                                                                                                16,544,972
                                                                                              ------------

Wyoming (.5%)
 1,600,000  Natrona County, Wyoming, School District
              No. 1 General Obligation Bonds,
              Series 1994 (Prerefunded to 7-1-2004 @
              100)                                    5.450%  July 1, 2006           Aaa         1,654,256
                                                                                              ------------
Total long-term municipal bonds
  (cost $348,822,220)                                                                          350,792,542
                                                                                              ------------

                                                Shares or
                                                Principal
                                                  amount
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
$2,000,000  General Electric Capital Corp., 5.260%,
              December, 1999                                                                     2,006,156
 4,900,000  U.S. Treasury Bills, 4.690% and 5.075%,
              December, 1999 and February, 2000                                                  4,867,909
 1,005,823  Chase Vista Treasury Plus Money Market
              Fund                                                                               1,005,823
                                                                                              ------------
Total short-term investments
  (cost $7,879,917)                                                                              7,879,888
                                                                                              ------------

TOTAL INVESTMENTS (100.0%)
  (cost $356,702,137)                                                                          358,672,430

LIABILITIES, NET OF CASH AND OTHER ASSETS (0.0%)                                                  (118,733)
                                                                                              ------------
NET ASSETS (100.0%)                                                                           $358,553,697
                                                                                              ============

Notes:

(a)  Purchased on a 'when-issued' basis.
(b)  Ratings are unaudited.
At November 30, 1999, net unrealized appreciation of $1,970,293 consisted of gross unrealized appreciation of $7,558,840 and gross unrealized depreciation of $5,588,547 based on cost of $356,702,137 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       41-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $356,702,137)                                     $358,672,430
  Receivable for:
    Interest                              $6,008,089
    Shares of the Fund sold                   79,500
    Securities sold                        2,320,236     8,407,825
                                          ----------
  Prepaid expenses                                           9,987
                                                      ------------
  Total assets                                         367,090,242
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       3,136,424
  Payable for:
    Shares of the Fund redeemed               23,750
    Securities purchased                   5,226,586
    Other (including $113,785 to
     Manager)                                149,785     5,400,121
                                          ----------  ------------
    Total liabilities                                    8,536,545
                                                      ------------
Net assets applicable to 44,171,716
  shares outstanding
  of $1.00 par value common stock
  (100,000,000 shares authorized)                     $358,553,697
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       8.12
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $356,624,780
  Accumulated net realized loss on sales
    of investments                                         (41,376)
  Net unrealized appreciation of
    investments                                          1,970,293
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $358,553,697
                                                      ============

                See accompanying notes to financial statements.

---------
      42

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             1999         1998
                                          -----------  ----------
INVESTMENT INCOME:
  Taxable interest                        $   458,646     548,684
  Tax-exempt interest                      19,158,717  18,524,272
                                          -----------  ----------
  Total investment income                  19,617,363  19,072,956
EXPENSES:
  Investment advisory and management
    fees                                      442,211     425,519
  Professional fees                            54,134      27,144
  ICI dues                                     12,972       9,948
  Registration fees                             2,879       7,226
  Fidelity bond expense                         3,453       3,768
  Directors' fees                               4,800       5,420
  Reports to shareowners                        6,310       3,591
  Security evaluation fees                     21,288      19,711
  Franchise taxes                              17,420      19,353
  Custodian fees                               12,456      10,425
  Proxy and related expense                        --       3,710
  Other                                           131         140
                                          -----------  ----------
  Total expenses                              578,054     535,955
                                          -----------  ----------
Net investment income                      19,039,309  18,537,001
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                                21,485     (62,861)
  Change in net unrealized appreciation
    or depreciation                       (19,471,906)  5,100,703
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                          (19,450,421)  5,037,842
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $  (411,112) 23,574,843
                                          ===========  ==========

                See accompanying notes to financial statements.

                                                                       43-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 19,039,309   18,537,001
  Net realized gain (loss) on sales of
    investments                                 21,485      (62,861)
  Change in net unrealized appreciation
    or depreciation                        (19,471,906)   5,100,703
                                          ------------  -----------
  Net change in net assets resulting
    from operations                           (411,112)  23,574,843
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (19,039,309) (18,537,001)
                                          ------------  -----------
  Total distributions to shareowners       (19,039,309) (18,537,001)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 39,488,742   38,871,460
  Reinvestment of ordinary income
    dividends                               14,382,411   13,564,060
                                          ------------  -----------
                                            53,871,153   52,435,520
  Less payments for shares redeemed         38,958,604   30,744,422
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        14,912,549   21,691,098
                                          ------------  -----------
Total increase (decrease) in net assets     (4,537,872)  26,728,940
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        363,091,569  336,362,629
                                          ------------  -----------
  End of year                             $358,553,697  363,091,569
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      44

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                            Year ended November 30,
                                --------------------------------------------------------------------------------
                                 1999    1998    1997    1996      1995    1994    1993    1992    1991    1990
                                ------  ------  ------  ------    ------  ------  ------  ------  ------  ------
Net asset value, beginning of
  year                          $ 8.55   8.43    8.44    8.50      7.88    8.59    8.34    8.15    7.98    7.96
Income from Investment
  Operations
  Net investment income           0.43   0.45    0.47    0.48      0.48    0.48    0.50    0.53    0.54    0.58
  Net gain or (loss) on
    investments (both realized
    and unrealized)              (0.43)  0.12   (0.01)  (0.06)     0.62   (0.69)   0.25    0.19    0.17    0.02
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total from investment
    operations                      --   0.57    0.46    0.42      1.10   (0.21)   0.75    0.72    0.71    0.60
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Less Distributions
  Net investment income          (0.43) (0.45)  (0.47)  (0.48)    (0.48)  (0.48)  (0.50)  (0.53)  (0.54)  (0.58)
  Capital gains(a)                  --     --      --      --        --   (0.02)     --      --      --      --
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total distributions            (0.43) (0.45)  (0.47)  (0.48)    (0.48)  (0.50)  (0.50)  (0.53)  (0.54)  (0.58)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Net asset value, end of year    $ 8.12   8.55    8.43    8.44      8.50    7.88    8.59    8.34    8.15    7.98
                                ======  =====   =====   =====     =====   =====   =====   =====   =====   =====
Total Return                      0.04%  6.82%   5.68%   5.21%    14.25%  (2.55)%  9.17%   9.05%   9.17%   7.78%
Ratios/Supplemental Data
Net assets, end of year
  (millions)                    $358.6  363.1   336.4   321.1     307.4   269.9   276.4   211.3   167.2   132.8
Ratio of expenses to average
  net assets                      0.16%  0.15%   0.15%   0.16%     0.17%(b)  0.16%  0.18%  0.19%   0.21%   0.23%
Ratio of net investment income
  to average net assets           5.20%  5.29%   5.61%   5.76%     5.80%   5.80%   5.84%   6.36%   6.75%   7.30%
Portfolio turnover rate             10%     6%      6%      6%        7%      8%      5%      4%      2%      8%

----------

(a) Distributions representing less than $.01 per share were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

                                                                       45-------

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in common stocks and other income producing equity securities that are believed to have potential for long-term growth of capital or income, or both.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED FUND) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of Municipal Bonds with maturities of 1-17 years.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 1999, there were commitments of $5,226,586 for such securities, included in the investment portfolio.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values for the Growth Fund, Balanced Fund, and Interim Fund are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value for the Municipal Bond Fund is determined as of 1:00 p.m. Bloomington, Illinois time. The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

---------
      46

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

On December 17, 1999, the Growth Fund declared an ordinary income dividend of $.33 per share and a capital gain distribution of $.23 per share to shareowners of record on December 17, 1999 (reinvestment date December 20, 1999).

On December 17, 1999, the Balanced Fund declared an ordinary income dividend of $.79 per share and a capital gain distribution of $.57 per share to shareowners of record on December 17, 1999 (reinvestment date December 20, 1999).

The accumulated net realized loss on sales of investments at November 30, 1999 for the Interim Fund, amounting to $4,007,631, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows:
$22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293 in 2003, $363,957
in 2004, $922,190 in 2005, $994,996 in 2006, and $884,533 in 2007. A capital loss carryover of $92,150 expired in 1999 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital on the Statement of Assets and Liabilities.

The accumulated net realized loss on sales of investments at November 30, 1999 for the Municipal Bond Fund, amounting to $41,376, is available to offset future taxable gains. If not applied, the capital loss carryover expires in 2006.

EQUALIZATION ACCOUNTING
A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of
                                                    $200 million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of
                                                    $200 million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of
                                                    $100 million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of
                                                    $100 million

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30:

                                             1999       1998
                                          ----------  ---------
State Farm Growth Fund, Inc.              $2,740,037  2,221,492

State Farm Balanced Fund, Inc.             1,113,753    980,972

State Farm Interim Fund, Inc.                230,126    199,209

State Farm Municipal Bond Fund, Inc.         442,211    425,519

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

                                                                       47-------

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to their officers or directors during the fiscal years ended November 30, except for the following directors' fees paid to the Funds' independent directors:

                                           1999     1998
                                          -------  ------
State Farm Growth Fund, Inc.              $14,400  15,300

State Farm Balanced Fund, Inc.              7,200   7,650

State Farm Interim Fund, Inc.               2,400   2,550

State Farm Municipal Bond Fund, Inc.        4,800   5,100

4. INVESTMENT TRANSACTIONS
Investment transactions (exclusive of short-term instruments) for each of the fiscal years ended November 30, were as follows:

                                              1999         1998
                                          ------------  -----------
STATE FARM GROWTH FUND, INC.
Purchases                                 $166,759,514  309,663,058

Proceeds from sales                         50,948,078   14,874,459
STATE FARM BALANCED FUND, INC.

Purchases                                  121,270,812   92,615,420

Proceeds from sales                         42,344,646   17,698,918
STATE FARM INTERIM FUND, INC.

Purchases                                   26,673,672   52,146,094
Proceeds from sales                         17,750,000   16,756,328
STATE FARM MUNICIPAL BOND FUND, INC.
Purchases                                   48,533,279   48,047,861
Proceeds from sales                         35,579,660   20,915,700

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's statement of changes in net assets are in respect of the following number of shares:

                                             1999        1998
                                          ----------  ----------
STATE FARM GROWTH FUND, INC.

Shares sold                                6,423,670   8,122,332

Shares issued in reinvestment of
  ordinary income dividends and capital
  gain distributions                         666,008   2,034,859
                                          ----------  ----------

                                           7,089,678  10,157,191

Less shares redeemed                       4,646,586   5,105,810
                                          ----------  ----------

Net increase in shares outstanding         2,443,092   5,051,381
                                          ==========  ==========
STATE FARM BALANCED FUND, INC.

Shares sold                                2,212,658   3,094,918

Shares issued in reinvestment of
  ordinary income dividends and capital
  gain distributions                         518,187     785,967
                                          ----------  ----------

                                           2,730,845   3,880,885

Less shares redeemed                       1,992,292   2,390,819
                                          ----------  ----------

Net increase in shares outstanding           738,553   1,490,066
                                          ==========  ==========
STATE FARM INTERIM FUND, INC.

Shares sold                                7,721,510  10,094,227

Shares issued in reinvestment of
  ordinary income dividends                  959,304     748,608
                                          ----------  ----------

                                           8,680,814  10,842,835

Less shares redeemed                       8,132,727   6,846,009
                                          ----------  ----------

Net increase in shares outstanding           548,087   3,996,826
                                          ==========  ==========
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                4,692,572   4,573,153

Shares issued in reinvestment of
  ordinary income dividends                1,721,081   1,593,850
                                          ----------  ----------

                                           6,413,653   6,167,003

Less shares redeemed                       4,685,530   3,616,812
                                          ----------  ----------

Net increase in shares outstanding         1,728,123   2,550,191
                                          ==========  ==========

---------
      48

                            STATE FARM BALANCED FUND, INC.
                         PART C OF THE REGISTRATION STATEMENT
           ---------------------------------------------------------------


Item 23.  Exhibits
          Note: As used herein the term "Registration Statement" refers to registration statement of registrant on Form S-5, N-1 or N-1A no. 2-27769.

        (a) Amended and restated articles of incorporation of registrant*

        (b) By-laws of registrant (as amended and restated June 12, 1998)**

        (c)         Form of stock certificate*

        (d) Investment advisory and management services agreement between registrant and State Farm Investment Management Corp. dated April 1, 1987*

        (e) Underwriting agreement between registrant and State Farm Investment Management Corp., dated April 1, 1972*

        (f)         None

       (g)(i) Custody agreement between registrant and Chase Manhattan Bank dated July 7, 1998.


      (g)(ii) Global custody rider to custody agreement between registrant and Chase Manhattan Bank dated January 15, 1999.


      (g)(iii) Special foreign custody manager agreement between registrant and State Farm Investment Management Corp. dated January 15, 1999.

      (g)(iv) Custodian agreement between registrant and The Peoples Bank dated October 1, 1991*

       (h)(i) Service agreement among registrant, State Farm Investment Management Corp. and State Farm Mutual Automobile Insurance Company, as amended, dated March 17, 1976*

      (h)(ii) Transfer agent agreement between registrant and State Farm Investment Management Corp. dated April 1, 1992*

        (i)         Consent of Bell, Boyd & Lloyd

        (j)         Consent of Independent Auditors

        (k)         None

        (l)         None

        (m)         None

        (n)         None

        (p) Code of Ethics of State Farm Growth Fund, Inc., State Farm Interim Fund, Inc., State Farm Balanced Fund, Inc., State Farm Municipal Bond Fund, Inc., State Farm Investment Management Corp. and State Farm Variable Product Trust.

* Incorporated by reference to post-effective amendment no. 36 to the Registration Statement.

** Incorporated by reference to post-effective amendment No. 39 to the Registration Statement.

Item 24.  Persons controlled by or under Common Control with Registrant

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Directors and Officers" and "General Information - Ownership of Shares" and in the first two paragraphs under the caption "Investment Advisory and Other Services" is incorporated herein by reference.

Item 25.  Indemnification

          Section 2-418 of the Maryland General Corporation Law authorizes the registrant to indemnify its directors and officers under specified circumstances.

          Article XVII of the by-laws of the registrant, as amended, provides that the registrant shall indemnify its directors and officers under specified circumstances.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          The information in the prospectus under the caption "Management of the Fund" is incorporated herein by reference. Neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

          Directors and Officers of Investment Adviser -
          --------------------------------------------

          Edward B. Rust, Jr., Director and President*

          Roger Joslin, Director, Vice President and Treasurer*

          Kurt Moser, Director and Senior Vice President*

          John J. Killian, Director - Vice President and Controller, State Farm Mutual Automobile Insurance Company and holds a similar position with certain subsidiaries and affiliates.

          Vincent J. Trosino, Director - President, Vice Chairman and Chief Operating Officer State Farm
          Mutual Automobile Insurance Company.

          Paul N. Eckley, Senior Vice President*

          David R. Grimes, Assistant Vice President and Secretary*

          Michael L. Tipsord, Assistant Secretary*

          Jerel S. Chevalier, Assistant Secretary-Treasurer*

          Donald O. Jaynes, Assistant Secretary*

          Howard A. Thomas, Assistant Secretary - Treasurer*

                    * Information in the Statement of Additional Information under the caption "Directors and Officers" is incorporated herein by reference.

Item 27.  Principal Underwriters

          (a) Information under the caption "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated herein by reference.

          (b) Registrant's principal underwriter is also registrant's investment adviser. Accordingly, the information in Item 26 hereof is incorporated herein by reference.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records

          Howard A. Thomas, State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 maintains physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

Item 29.  Management Services

          None

Item 30.  Undertakings

          (a)  Not applicable

          (b)  Not applicable

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareowners, upon request and without charge.

                                      SIGNATURES
                                 -------------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 20th day of March, 2000.

                                   STATE FARM BALANCED FUND, INC.

                                   By:  /s/  Edward B. Rust, Jr.
                                        ------------------------
                                        Edward B. Rust, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


 /s/  Edward B. Rust, Jr.       Director
----------------------------    and President
         Edward B. Rust, Jr.    (Principal Executive
                                Officer)

 /s/  Roger Joslin              Director, Vice President,
----------------------------    and Treasurer
         Roger Joslin           (Principal financial
                                and accounting officer)

 /s/  Albert H. Hoopes          Director                      March 20, 2000
----------------------------                                  ----------------
         Albert H. Hoopes

 /s/  Thomas M. Mengler         Director
----------------------------
         Thomas M. Mengler

 /s/  Davis U. Merwin           Director
----------------------------
         Davis U. Merwin

 /s/  James A. Shirk            Director
----------------------------
         James A. Shirk

                                  INDEX FOR EXHIBITS
                              FILED WITH THIS AMENDMENT

             EXHIBIT NO.                             DESCRIPTION
          ------------------                     --------------------
                23(g)(i)              Custody agreement between registrant
                                      and Chase Manhattan Bank dated July 7, 1998

                23(g)(ii)             Global custody rider to custody agreement
                                      between registrant and Chase Manhattan Bank
                                      dated January 15, 1999

                23(g)(iii)            Special Foreign custody manager agreement
                                      between registrant and State Farm
                                      Investment Management Corp. dated
                                      January 15, 1999

                23(i)                 Consent of Bell, Boyd & Lloyd

                23(j)                 Consent of Independent Auditors

                23(n)                 Code of Ethics of State Farm Growth Fund,
                                      Inc., State Farm Interim Fund, Inc., State
                                      Farm Balanced Fund, Inc., State Farm
                                      Municipal Bond Fund, Inc., State Farm
                                      Investment Management Corp. and State Farm
                                      Variable Product Trust.